JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

Dear Policyholder:

    You hold in your hands the first annual report for the Jefferson Pilot Variable Fund (formerly Chubb America Fund), which combines the sub advisor managed portfolios of Ensemble II Variable Universal Life, and Allegiance and Alpha Variable Annuities under a common fund structure. Through this union, we are bringing together the investment management expertise of the Alexander Hamilton Variable Insurance Trust (AHVIT) and Chubb America Fund under the new name of Jefferson Pilot Variable Fund.

    Whichever of these products you own, you will realize advantages from this realignment. In the future, both variable life and annuity contract holders should receive the benefits of lower fund expenses achieved through the economies created by this merger. And whether you are a variable life or variable annuity contract holder, you now have a stronger more diverse selection of portfolios from which to choose. The specific changes relative to each product have been previously communicated to you.

    The year 1997 proved to be a great one for investors. Many financial markets continued their advance through the second half of the year, albeit with greater fluctuations. Pacific Region stocks, which comprise only a small percentage of our holdings, were the exception as they suffered from the expanding financial crisis in that part of the world. Here at home, large cap stocks continued to outperform all other categories as reflected by a 33 percent gain in the S&P 500 Index. The Capital Growth and Growth & Income Portfolios led the Jefferson Pilot Fund group of portfolios, returning 29.4 percent and 28.9 percent, respectively, for the year.

    In February, Jefferson Pilot Corporation unveiled a new brand identity, Jefferson Pilot Financial, supported by a national print and television advertising campaign. This new name acknowledges Jefferson Pilot's growth, supported by the acquisition of Alexander Hamilton Life and the Chubb Life Companies, into one of the largest publicly-owned life insurance and financial services companies in the nation. By taking advantage of the opportunities associated with this growth, the transition to the Jefferson Pilot Variable Fund positions us to better meet our commitment to provide you with the finest insurance and investment products available.

Sincerely,

/s/ Ronald R. Angarella
-----------------------
    Ronald R. Angarella
    President, Jefferson Pilot Variable Fund


_____________________________________________________________________________[1]

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                                     INDEX
                                                                 Page
  Portfolio Profiles

        World Growth Stock Portfolio                               5

        Money Market Portfolio                                    13

        Gold Stock Portfolio                                      17

        Domestic Growth Stock Portfolio                           23

        Bond Portfolio                                            29

        Growth and Income Portfolio                               35

        Capital Growth Portfolio                                  43

        Balanced Portfolio                                        49

        Emerging Growth Portfolio                                 57

  Financial Statements                                            66

  Notes to Financial Statements                                   72

  Report of Independent Auditors                                  80

_____________________________________________________________________________[3]

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

"The best way to truly minimize
volatility is to invest in the most
undervalued securities worldwide. We
focus on companies which trade at
bargain valuations because short-term
concerns are masking long-term
potential."

--Cindy Sweeting, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

--------------------------------------------------------------------------------

                                  FUND MANAGER
                         Templeton Global Advisors, Ltd.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To achieve long-term capital growth through
             a policy of investing primarily in stocks of companies
            organized in the United States or in any foreign nation.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                  $105,567,503

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       136

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     30.22%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               CINDY SWEETING, CFA

[bullet] Joined Templeton organization in 1997

[bullet] Previously vice president of investments with McDermott International
         Co., Inc.

[bullet] Serves on Board of Directors of the International Society of Financial
         Analysts

[bullet] B.A. from Georgetown University

[bullet] Chartered Financial Anyalst
_____________________________________________________________________________[5]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                         % of Portfolio*

                         Common Stock--87.89%
                         Short-Term Obligations--4.18%
                         Preferred Stock--4.51%
                         Cash--1.98%
                         Corporate Bonds--1.44%
--------------------------------------------------------------------------------

----------------------------------------------------
                                        PERCENT OF
TOP TEN EQUITIES                         PORTFOLIO
----------------------------------------------------
AT&T Corp.                                   2.28%
Telefonica de Espana, ADR                    1.53%
Oshawa Group, Ltd.                           1.52%
Telecom Italia                               1.49%
Thames Water, PLC                            1.45%
Credit Commercial de France                  1.45%
British Energy, PLC                          1.44%
Tesco, PLC                                   1.38%
Repsol, SA                                   1.32%
Zurich Versicherungs-
  Gesellschaft                               1.32%

----------------------------------------------------
                                        PERCENT OF
TOP TEN COUNTRIES                        PORTFOLIO
----------------------------------------------------

United States                               25.83%
United Kingdom                              15.13%
France                                       5.59%
Hong Kong                                    5.01%
Australia                                    4.85%
Spain                                        3.84%
Italy                                        3.45%
Canada                                       3.29%
Mexico                                       2.77%
Netherlands                                  2.48%

 *Represents market value of
   investments plus cash.

    Nineteen ninety-seven proved to be a year of contrasting fortunes, increased volatility and widely divergent equity market returns. The developed markets in North America and Europe, for the most part, continued in strong uptrends, powered by continued economic expansion, subdued inflation, corporate restructuring and extraordinary demand for financial assets. The exception to the rule for developed markets was Japan, where the eight year bear market continued to grind on, most recently with high profile bankruptcies such as Yamaichi Securities. In the emerging markets, the outcome was mixed. Dramatic declines were experienced in Asia, and the ten worst performing markets were all in the Pacific Rim. Thailand, South Korea and Indonesia sustained U.S. dollar declines of over 75% on the year. Other non-Asian emerging markets made substantial gains, with Turkey, Hungary, Greece and Mexico all recording U.S. dollar returns in excess in 30%.

    Despite the divergent returns, a common thread in the global arena surfaced in the second half of the year, driven by the financial and economic turmoil in Asia. Complacency has been replaced by uncertainty and a general sense of unease had developed among investors. Accordingly, equity price volatility has escalated dramatically. The Portfolio's investment philosophy is well suited to excessive volatility, as volatility causes share prices to fluctuate more widely than share values. While remaining cognizant of risk, such environments provide good opportunities to add companies to the Portfolio at attractive levels by systematically and rationally determining when undue concerns are reflected in stock prices.

    The Portfolio gained 15.33% for the year, nearing its benchmark index, the MSCI World Index, which rose by 16.20% in 1997. After three strong quarters, the fourth quarter produced a decline of 7.38% as the Asian crisis took hold and spread throughout the region. The Portfolio's return lagged the benchmark during the final quarter due to underweighting in the U.S.

    The U.S. equity market showed exceptionally strong returns for the full year, over 30%. In addition to serving as a "safe haven", as funds fled emerging markets, it is clear that U.S. companies have shown a remarkable rise in profitability as reflected in return on equity (ROE) levels soaring to almost double the long-term average. While strong economic growth, declining interest rates, a favorable currency and extensive corporate restructuring have occasioned this achievement, it appears to be fully accepted and priced into share valuations.

    Although 1997 showed strong returns in the region, our European weighting remains substantial as new bargain opportunities are still available. From a valuation standpoint, the average European company had a ROE and a price/book value 30% less than the average U.S. company. This difference could be justified by the observation that American companies are more profitable than their European counterparts, but what is important is how comparisons are likely to change in the future. The imminent onset of European Monetary Union (EMU) and the resultant necessity to improve competitive positions has increased the urgency of restructuring initiatives.

    We are focusing on companies whose stock prices have yet to benefit from increased efforts to improve productivity and returns on capital through corporate restructuring.

    We believe that restructuring initiatives in Europe are an on-going process, driven and sustained by global competition. Our analysts' focus on company specific initiatives and the competence and ability of management to deliver improvements have led to a meaningful weighting in the region.

    Over the course of 1997, an increasing number of UK companies have met our bar-

[6]_____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

gain list valuation criteria--some because of negative short term results and sentiment related to the strength of the British pound.

    The picture in our emerging markets exposure has been generally negative since mid year, as fears of similar currency and economic deterioration affecting Asian share prices also spread to Latin America, particularly Brazil, which until then had been performing quite well. Many reasons caused the dramatic declines in Asia, notably excessive investment--often financed by foreign debt--and large capital flows which pushed asset prices to unsustainably high levels. In addition, unsound real estate loans and other kinds of lending undermined the countries' financial systems. These financial imbalances led to productive overcapacity and overvalued exchange rates. Consequently, these countries lost the confidence of both domestic and international investors.

    While markets in Asia have been decimated almost across the board, this should not obscure the fact that there will be bargain opportunities as companies will be affected in different ways by the current environment. We continue to believe that opportunities are borne out of adversity, and such opportunities often appear when the short-term outlook appears bleakest. We are actively focusing on long-term potential and searching for sound, strategically positioned companies with strong balance sheets who will be survivors in the current turmoil. For example, Indosat is Indonesia's primary carrier of international telephone traffic with a 90% market share. The company has no U.S. dollar loans, has net cash on its balance sheet which will be a beneficiary of higher interest rates, and receives a good portion of its revenues in U.S. dollars. We recently added Indosat to the Portfolio, and are looking for similar well-positioned companies in other emerging market countries.

    Japan, Asia's largest developed market, has also been under pressure this year due to continued concerns about the nonperforming loan exposure in the banking system. We are searching diligently for new ideas as valuations have fallen, and have added Matsuzakaya, a premier brand name retailer, and Yamato Kogyo, a leading steel minimill operator. In general, however, the market has not yet reached bargain valuations and we are still significantly underweighted in the Japanese market.

    Templeton's approach to managing the Portfolio remains the same. In our view, the best way to truly minimize volatility is to invest in the most undervalued securities worldwide. We focus on companies which trade at bargain valuations because short-term concerns are masking long-term potential. We believe our philosophy greatly enhances the possibility of acquiring shares at attractive levels for our investors while reducing risk. Risk lies in investing in securities which are over-valued and thus risk can be minimized--but not removed-- by diligent research. Safety will not be found in buying high quality companies whose shares are overvalued. High quality companies can sustain sharp share price falls, as the experience of Japanese blue chips since 1989 demonstrates.

    After this year's events, there is likely to be a greater proportion of undervalued securities in the emerging markets and we would expect the Portfolio to reflect this through the coming year. In the developed markets, there are now fewer undervalued securities, and in some cases, overvalued securities. Hence, exposure here is likely to fall. The current environment is certainly challenging, but our disciplined philosophy has serviced us well in the past, and we anticipate it will continue to do so.

---------------------------------------[Line Chart]----------------------------

              World Growth Stock Portfolio and the MSCI World Index Comparison of Change in Value of $10,000 Investment.

MSCI World Index
World Growth Stock Portfolio

                                      MSCI
                        WORLD         WORLD
DATE                    GROWTH        INDEX
----                    ------        -----

08/02/85                10,000        10,000
09/30/85                 9,112        10,137
12/31/85                10,526        11,822
03/31/86                12,932        14,371
06/30/86                12,712        15,328
09/30/86                12,765        16,146
12/31/86                13,449        16,882
03/31/87                14,918        20,707
06/30/87                14,999        21,951
09/30/87                16,167        23,311
12/31/87                12,408        19,712
03/31/88                13,855        22,022
06/30/88                14,352        21,836
09/30/88                14,141        21,928
12/31/88                14,034        24,433
03/31/89                15,373        25,008
06/30/89                15,862        24,689
09/30/89                18,247        27,584
12/31/89                18,041        28,634
03/31/90                17,244        24,562
06/30/90                18,671        26,580
09/30/90                15,554        21,760
12/31/90                16,176        23,904
03/31/91                17,797        26,288
06/30/91                17,325        25,434
09/30/91                18,848        27,260
12/31/91                19,812        28,439
03/31/92                19,777        26,152
06/30/92                20,910        26,660
09/30/92                20,281        27,143
12/31/92                21,015        27,114
03/31/93                22,440        29,479
06/30/93                23,314        31,306
09/30/93                25,138        32,814
12/31/93                28,104        33,384
03/31/94                27,156        33,628
06/30/94                26,728        34,678
09/30/94                28,551        35,464
12/31/94                27,248        35,248
03/31/95                27,603        36,944
06/30/95                29,865        38,568
09/30/95                31,357        40,772
12/31/95                31,703        42,762
03/31/96                33,105        44,543
06/30/96                34,373        45,880
09/30/96                34,737        46,568
12/31/96                37,395        48,757
03/31/97                38,862        48,935
06/30/97                43,136        56,368
09/30/97                47,062        58,029
12/31/97                43,588        56,656


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                  MSCI
                                WORLD             WORLD
                                GROWTH            INDEX

1 YEAR                          15.33%           16.20%
5 YEAR                          15.71%           15.88%
10 YEAR                         13.39%           11.13%
INCEPTION                       12.58%           14.98%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

_____________________________________________________________________________[7]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                    WORLD GROWTH STOCK PORTFOLIO
                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
  FINANCIAL HIGHLIGHTS

                                              Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                               December       December     December     December    December
                                               31, 1997       31, 1996     31, 1995     31, 1994     31, 1993
   Net asset value, beginning of year         $   23.31      $   21.20    $   19.00    $   20.89     $   16.73

   Income From Investment Operations
     Net investment income                         0.53           0.49         0.45         0.25          0.24
     Net gains and losses on
      securities and foreign currency
     (both realized and unrealized)                2.97           3.56         2.65        (0.89)         5.40
                                              ---------      ---------    ---------    ---------     ---------

     Total from investment operations              3.50           4.05         3.10        (0.64)         5.64

   Less Distributions to Shareholders
     Dividends from net investment income         (0.53)         (0.48)       (0.43)       (0.25)        (0.24)
     Dividends in excess of net
      investment income                           (0.03)
     Distributions from capital gains             (2.76)         (1.46)       (0.47)       (0.81)        (1.24)
     Distributions in excess
       of capital  gains                          (0.21)                                   (0.19)
     Returns of capital
                                              ---------      ---------    ---------    ---------     ---------

     Total distributions                          (3.53)         (1.94)       (0.90)       (1.25)        (1.48)

   Net asset value, end of year               $   23.28      $   23.31    $   21.20    $   19.00     $   20.89
                                              =========      =========    =========    =========     =========

   Total Return (A)                               15.33%         19.22%       16.35%       (3.05%)       33.73%

   Ratios to Average Net Assets:
     Expenses                                      0.91%          0.88%        0.96%        1.00%         1.04%
     Net investment income                         2.33%          2.20%        2.31%        1.56%         1.64%

   Portfolio Turnover Rate                        30.22%         27.50%       18.09%       18.47%        34.90%

   Average Commission Rate Paid               $  0.0120      $  0.0155

   Net Assets, At End of Year              $105,567,503    $91,995,634  $73,692,357  $52,903,768   $42,031,141

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[8]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
COMMON STOCK--99.37%

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Airlines-1.24%
Helikopter Services
  Group, ASA                                   51,500            $ 628,712
Swire Pacific, Ltd., "B" Shares               672,000              680,803
                                                                 ---------
                                                                 1,309,515
                                                                 ---------
Automotive Manufacturing-2.85%
Fiat, SPA                                     280,830              817,215
Fiat, SPA, RNC                                514,910              851,867
Volkswagen, AG                                  2,400            1,341,458
                                                                 ---------
                                                                 3,010,540
                                                                 ---------
Automotive Parts & Accessories-0.93%
Goodyear Tire & Rubber Co.                     15,500              986,188
                                                                 ---------
Banking-6.28%
Bank Handlowy W Warszawie,
  144A, GDR+                                   71,500              874,838
BPI-SGPS, SA                                   59,256            1,442,362
Credit Commercial de France                    25,300            1,734,788
Industrial Credit & Investment Corp.
  of India, GDR                                25,600              249,736
Kookmin Bank                                   32,800              173,194
Korea Long-Term Bank                           40,276              247,125
Krung Thai Bank Public Co., Ltd.               85,000               17,646
Lippo Bank+                                   595,500               66,160
National Bank of Canada                        65,000            1,071,961
Uniao de Bancos Brasileiros, SA+               23,500              756,406
                                                                 ---------
                                                                 6,634,216
                                                                 ---------
Building & Construction-0.64%
Owens Corning                                  10,000              341,250
Sociedade de Construcoes Soares
  da Costa, SA                                 48,100              334,891
                                                                 ---------
                                                                   676,141
                                                                 ---------


  +Non-income producing security.
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Building Materials & Tools-1.61%
Pioneer International, Ltd.                   195,000            $ 532,350
Pioneer International, Ltd., ADR              200,000              545,980
Unitor, ASA                                    50,700              618,946
                                                                 ---------
                                                                 1,697,276
                                                                 ---------
Chemicals-1.35%
Courtaulds, PLC                               202,700              990,554
Yizheng Chemical Fibre
  Co., Ltd.                                 2,408,100              434,903
                                                                 ---------
                                                                 1,425,457
                                                                 ---------
Computer Network Products & Services-1.76%
3Com Corp.+                                    26,600              929,338
Bay Networks, Inc.+                            36,400              930,475
                                                                 ---------
                                                                 1,859,813
                                                                 ---------
Consumer Products-0.56%
Illovo Sugar, Ltd.                            344,600              587,715
                                                                 ---------
Electronics-2.45%
Hitachi, Ltd.                                 146,900            1,050,717
Sony Corp.                                     17,200            1,534,519
                                                                 ---------
                                                                 2,585,236
                                                                 ---------
Engineering-3.84%
ABB, AB                                        80,000              947,776
BTR, PLC                                      390,800            1,199,209
Internatio-Muller, N.V.                        40,000            1,258,860
The BICC Group                                229,907              650,637
                                                                 ---------
                                                                 4,056,482
                                                                 ---------
Entertainment & Leisure-0.30%
Fila Holding, SPA, ADR                         11,600              233,450
Hollinger International, Inc.                   6,300               88,200
                                                                 ---------
                                                                   321,650
                                                                 ---------
Environmental Control-1.48%
Waste Management, Inc.+                        30,600              841,500
Wheelabrator Technologies, Inc.+               45,000              722,813
                                                                 ---------
                                                                 1,564,313
                                                                 ---------

                       See notes to financial statements.

_____________________________________________________________________________[9]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
                          WORLD GROWTH STOCK PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Financial Services-0.78%
Chile Fund, Inc.                               23,140            $ 412,182
Metro Pacific Corp.                         3,853,050              107,885
Singapore Finance, Ltd.                       308,000              210,210
Thailand International Fund+                       12               89,280
                                                                 ---------
                                                                   819,557
                                                                 ---------
Food Processing-2.48%
IBP, Inc.                                      60,209            1,260,626
Northern Foods, PLC                           313,054            1,359,844
                                                                 ---------
                                                                 2,620,470
                                                                 ---------
Forest Products-0.60%
Fletcher Challenge Forests                    762,276              632,918
                                                                 ---------
Household Products-1.21%
McBride, PLC                                  439,100            1,278,791
                                                                 ---------
Insurance-4.84%
AXA-UAP                                        16,300            1,261,816
National Mutual Asia, Ltd.                    750,000              745,275
UNUM Corp.+                                    28,000            1,522,500
Zurich Versicherungs-Gesellschaft               3,300            1,574,713
                                                                 ---------
                                                                 5,104,304
                                                                 ---------
Lodging-0.36%
Brierley Investments, Ltd.                    525,000              374,955
                                                                 ---------
Machinery-0.74%
Valmet Corp.                                   56,400              778,861
                                                                 ---------
Manufacturing-1.90%
Ceramco Corp., Ltd.                           620,100              522,062
Laird Group, PLC                              203,100            1,487,098
                                                                 ---------
                                                                 2,009,160
                                                                 ---------
Mining & Metals-6.12%
Anglo-American Platnium Corp.+                 72,482              968,142
Industrius Penoles, SA                         97,000              431,941

+Non-income producing security.

COMMON STOCK--continued

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Mining & Metals-(Continued)
Oregon Steel Mills, Inc.                       67,800           $1,444,988
Pechiney, SA, Class A                          26,136            1,032,254
S.K.F., AB                                     48,000            1,022,386
Union Miniere, SA                               6,000              416,195
WMC, Ltd.                                     250,800              874,239
Yamato Kogyo Co.                               45,000              271,683
                                                                 ---------
                                                                 6,461,828
                                                                 ---------
Multimedia-0.29%
News Corp., Ltd., ADR                          13,808              308,091
                                                                 ---------
Oil & Gas - Distribution
  & Marketing-1.98%
British Energy, PLC                           246,400            1,714,944
Centrica, PLC+                                251,300              370,064
                                                                 ---------
                                                                 2,085,008
                                                                 ---------
Oil & Gas - Integrated-3.88%
Elf Aquitaine, SA                              10,500            1,221,770
Petron Corp.                                  175,000               14,683
Repsol, SA                                     37,000            1,577,923
YPF Sociedad Anonima,
  SA, ADR+                                     37,600            1,285,450
                                                                 ---------
                                                                 4,099,826
                                                                 ---------
Packaging & Containers-0.15%
Thai Glass Industries Public
  Co., Ltd.                                   200,400              153,987
                                                                 ---------
Paper Products-5.57%
Boise Cascade Corp.                            19,000              574,750
Bowater, Inc.                                  21,000              933,188
Carter Holt Harvey, Ltd.                      645,651              997,208
Enso Oy, Series R                             111,300              862,519
Fort James Corp.                               22,000              841,500
International Paper Co.+                       25,000            1,078,125
Portucel Industrial-Empresa
  Productora de Celulosa,
  SA, ADR                                      97,000              592,515
                                                                 ---------
                                                                 5,879,805
                                                                 ---------

                       See notes to financial statements.

[10]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Pharmaceuticals-3.25%
Astra, AB, Class B                             57,333            $ 964,657
China Pharmaceutical Enterprise
  & Investment Corp.                          390,000               39,741
Kalbe Farma                                   412,500               73,178
Medeva, PLC                                   169,600              452,069
Nycomed-Amersham, PLC                          41,834            1,556,999
Rhone-Poulenc                                   7,800              349,555
                                                                 ---------
                                                                 3,436,199
                                                                 ---------
Real Estate-3.89%
Jardine Matheson Holdings,
  Ltd., ADR                                   111,600              569,160
Meditrust Corp., Paired Stock                  28,718            1,051,797
Nationwide Health Properties,
  Inc.                                         42,600            1,086,300
Union du Credit-Bail Immobilier                10,700            1,068,956
Wereldhave, N.V.                                5,200              326,791
                                                                 ---------
                                                                 4,103,004
                                                                 ---------
Retail Stores-7.61%
Coles Myer, Ltd.                              283,312            1,360,464
Federated Department
  Stores, Inc.+                                13,600              585,650
Hudson's Bay Co.                               46,700            1,039,393
Hutchison Whampoa, Ltd.                       247,000            1,549,258
Matsuzakaya Co., Ltd.                           8,000               30,149
Oshawa Group, Ltd.                            103,700            1,811,638
Tesco, PLC                                    204,913            1,652,091
                                                                 ---------
                                                                 8,028,643
                                                                 ---------
Telecommunications-14.35%
APT Satellite Holdings, ADR+                   48,300              567,525
AT&T Corp.                                     44,400            2,719,499
Cable & Wireless, PLC, ADR                     22,000              598,125
DSC Communications Corp.+                      28,500              684,000
Indosat, ADR+                                   7,300              140,981
MCI Communications Corp.                       36,000            1,541,250

+Non-income producing security.

Telecommunications-(Continued)
Nokia, AB, Oy, A Shares                        12,200            $ 867,030
Tele Danmark, AS, B Shares                     18,100            1,123,449
Telecom Italia+                               277,700            1,774,892
Telecom Italia, RNC+                          152,669              673,531
Telecomunicacoes Brasileiras,
  SA, ADR                                       5,310              618,283
Telefonica de Argentina, SA,
  Class B, ADR+                                18,100              674,225
Telefonica de Espana, ADR                      20,000            1,821,250
U.S. West Communications
  Group, NPV+                                  29,900            1,349,238
                                                                 ---------
                                                                15,153,278
                                                                 ---------
Textiles & Apparel-2.17%
Dawson International, PLC                     466,166              517,724
The Limited, Inc.                              44,600            1,137,300
Yue Yuen Industrial
  Holdings, Ltd.                              300,000              634,980
                                                                 ---------
                                                                 2,290,004
                                                                 ---------
Transportation & Shipping-3.35%
Frans Maas Groep, N.V.                         17,000              583,654
Great Eastern Shipping Co.,
  GDR+                                         54,400              293,760
Guangshen Railway Co., Ltd.                    46,300              622,156
Koninklijke Nedlloyd Groep, N.V.               34,600              785,109
Transport Development
  Group, PLC                                  288,100              971,761
Transportation Maritima Mexicana
  SA de CV +                                   45,000              279,090
                                                                 ---------
                                                                 3,535,530
                                                                 ---------
Travel Services-1.21%
Kuoni Reisen, AG                                  340            1,276,267
                                                                 ---------
Utilities - Electric & Gas-5.70%
BG, PLC                                       221,735              999,649
Hong Kong Electric Holdings,
  Ltd.                                        299,000            1,136,439
Iberdrola, SA                                  90,000            1,183,932

                       See notes to financial statements.

____________________________________________________________________________[11]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Utilities - Electric & Gas--(Continued)
Korea Electric Power Corp.                     35,500            $ 328,829
National Grid Group, PLC                      304,200            1,446,533
Shandong Huaneng Power
  Co., Ltd.                                    38,000              261,250
Texas Utilities Co.+                           16,000              665,000
                                                                 ---------
                                                                 6,021,632
                                                                 ---------
Water Treatment-1.65%
Thames Water, PLC                             116,429            1,736,597
                                                                 ---------

   TOTAL COMMON STOCK
    (Cost $85,883,574)                                         104,903,257
                                                                 ---------

PREFERRED STOCK--5.10%
                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Financial Services-4.12%
Bangkok Investments Co., Ltd.+                  2,500             $ 82,500
Bank Austria, AG, New+                         30,800            1,387,731
Nacional Financiera, SA,
  Conv., ADR+                                  26,700            1,495,200
National Australia Bank,
  7.578%, Unit                                 48,600            1,382,062
                                                                 ---------
                                                                 4,347,493
                                                                 ---------
Multimedia-0.75%
News Corp., Ltd., ADR                           6,904              137,217
News Corporation, Ltd.,
  5.000%                                      132,167              653,950
                                                                 ---------
                                                                   791,167
                                                                 ---------
Retail Stores-0.15%
Dairy Farm International Holding,
  Ltd., 6.500%+                               210,000              160,125
                                                                 ---------

+    Non-income producing security.

* On January 9, 1998, the company filed for liquidation. At February 13, 1998 the market value of this holding is $42,000.

PREFERRED STOCK--CONTINUED

                                              Number          Market Value
Company                                    of Shares              (Note B)
--------------------------------------------------------------------------------
Textiles & Apparel-0.08%
Lojas Americanas, SA, ADR+                    $18,400             $ 85,731
                                                                 ---------

  Total Preferred Stock
  (Cost $4,541,339)                                              5,384,516
                                                                 ---------

CORPORATE BONDS--1.63%

                                           Principal          Market Value
Company                                        Value              (Note B)
--------------------------------------------------------------------------------
Financial Services-1.63%
ALFA, SA, 8.000%,
  due 09/15/00                              $ 760,000           $1,096,300
PIV Investment Finance Ltd.,
  4.500%, Conv., due 12/01/00*                840,000              627,900
                                                                 ---------

  Total Corporate Bonds
  (Cost $2,028,286)                                              1,724,200
                                                                 ---------
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--4.73%

                                            Principal         Market Value
Company                                         Value             (Note B)
--------------------------------------------------------------------------------
U.S. Treasury Bill, 4.880%,
  due 01/15/98                             $5,000,000          $ 4,990,511
                                                                 ---------

  Total Short-Term Obligations
  (Cost $4,990,511)                                              4,990,511
                                                                 ---------

  Total Investments
  (Cost $97,443,710)                           110.83%         117,002,484

Other assets, less liabilities                 (10.83)         (11,434,981)
                                               ------            ---------

  Total Net Assets                             100.00%        $105,567,503
                                               ------            ---------

                       See notes to financial statements.

[12]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

"Inflation remains under control, and
the Fed will most likely take a
wait-and-see attitude toward raising
interest rates."

--Geoffrey Kurinsky , Portfolio Manager--


--------------------------------------------------------------------------------
                                 INCEPTION DATE
                                 August 1, 1985

--------------------------------------------------------------------------------

                                  FUND MANAGER
                      Massachusetts Financial Services Co.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
        To achieve the highest possible current income, consistent with preservation of capital and maintenance of liquidity,
                by investing primarily in short-term money market
                    instruments other than commercial paper.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $9,435,454

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       10

--------------------------------------------------------------------------------

                                PORTFOLIO QUALITY
                                    AAA-100%

--------------------------------------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                     23 days

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------
                                GEOFFREY KURINSKY
                              Senior Vice President

[bullet] Joined MFS in 1987

[bullet] M.B.A. from Boston University

[bullet] B.A. from University of Massachusetts

____________________________________________________________________________[13]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO


-------------------------------[PIE CHART]-------------------------------------

                          % of Portfolio ++

                          Short-Term Obligations--97.45%
                          Cash--2.46%
--------------------------------------------------------------------------------



                                PORTFOLIO QUALITY

--------------------------------------------------------------------------------
                                            PERCENT OF
                         RATING              PORTFOLIO
--------------------------------------------------------------------------------

                           AAA               100.00%

                                 DOLLAR WEIGHTED
                                AVERAGE MATURITY

                                     23 days

* An investment in the portfolio is neither insured nor guaranteed by the U.S. Government.

++   Represents market value of investments plus cash.


    The Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate issues, in order to minimize credit risk*. As of December 31, 1997, the Portfolio had assets of approximately $9.4 million, and the Portfolio's average maturity was 23 days.

    Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has, for the most part, been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continued to be impressive, this is partially being offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

    The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

[14]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                              Year Ended      Year Ended     Year Ended    Year Ended       Year Ended
                                               December        December       December      December         December
                                               31, 1997        31, 1996       31, 1995      31, 1994         31, 1993
 Net asset value, beginning of year           $   10.25      $   10.27      $   10.25      $   10.26      $   10.22

 Income From Investment Operations
   Net investment income                           0.52           0.50           0.50           0.35           0.20
   Net gains and losses on securities
    (both realized and unrealized)                (0.02)         (0.02)          0.02          (0.01)          0.04
                                              ---------      ---------      ---------      ---------      ---------

   Total from investment operations                0.50           0.48           0.52           0.34           0.24

 Less Distributions to Shareholders
   Dividends from net investment income           (0.52)         (0.50)         (0.50)         (0.35)         (0.20)
   Dividends in excess of net
    investment income
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                              ---------      ---------      ---------      ---------      ---------

   Total distributions                            (0.52)         (0.50)         (0.50)         (0.35)         (0.20)

 Net asset value, end of year                 $   10.23      $   10.25      $   10.27      $   10.25      $   10.26
                                              =========      =========      =========      =========      =========

 Total Return (A)                                  4.86%          4.65%          5.06%          3.28%          2.32%

 Ratios to Average Net Assets:
   Expenses                                        0.60%          0.62%          0.63%          0.65%          0.74%
   Net investment income                           4.74%          4.54%          4.89%          3.31%          2.32%

 Portfolio Turnover Rate (B)                        N/A            N/A            N/A            N/A            N/A

 Average Commission Rate Paid (C)                   N/A            N/A

 Net Assets, At End of Year                   $9,435,454     $7,896,257     $8,312,676     $7,680,485     $5,061,181

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

(C) During the year, the Portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

____________________________________________________________________________[15]

JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
   SHORT-TERM OBLIGATIONS--101.75%

                                           Principal       Market Value
  Company                                    Value           (Note B)
--------------------------------------------------------------------------------
Federal Farm Credit Bank,
  5.500%, due 01/20/98                      $ 700,000            $ 697,968
Federal Farm Credit Bank,
  5.650%, due 02/09/98                        900,000              894,491
Federal Home Loan Bank,
  5.410%, due 01/05/98                        900,000              899,459
Federal Home Loan Bank,
  5.580%, due 01/15/98                        800,000              798,264
Federal Home Loan
  Mortgage Corp.,
  5.530%, due 02/20/98                      1,000,000              992,319
Federal National
  Mortgage Assn.,
  5.600%, due 01/16/98                        935,000              932,818
Federal National
  Mortgage Assn.,
  5.470%, due 02/05/98                      1,300,000            1,293,087
Student Loan Marketing
  Association,
  5.460%, due 01/27/98                      1,000,000              996,057
Tennessee Valley Authority,
  5.450%, due 01/12/98                      1,000,000              998,335
Tennessee Valley Authority,
  5.527%, due 01/16/98                      1,100,000            1,097,467
                                                                 ---------
  TOTAL INVESTMENTS
  (Cost $9,600,265)                            101.75%           9,600,265

Other assets, less liabilities                  (1.75)            (164,811)
                                              -------            ---------

  TOTAL NET ASSETS                             100.00%          $9,435,454
                                              -------            ---------

                       See notes to financial statements.


[16]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
                              GOLD STOCK PORTFOLIO

"A primary purpose of gold related
investments is to protect one's
portfolio from economic instability of
both inflationary and deflationary
origins which may lead to imbalances in
the world's monetary and credit system."

--Henry J. Bingham, Portfolio Manager--


                                 INCEPTION DATE
                                 August 1, 1985

--------------------------------------------------------------------------------

                                  FUND MANAGER
                         Van Eck Associates Corporation

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To realize long-term capital appreciation, while
                retaining the option to take current income into
                 account, by investing primarily, and sometimes
            exclusively, in common stocks of gold mining companies.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $5,204,654

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       65

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     19.70%

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

                                HENRY J. BINGHAM
                               President, Van Eck
                             Institutional Advisors

[bullet] Joined Van Eck Associates in 1978

[bullet] 30 years of investment management experience

[bullet] M.B.A. from the Amos Tuck School of Business, Dartmouth College

[bullet] B.A. from Dartmouth College

[bullet] Member of the American Institute of Mining and Metallurgy

____________________________________________________________________________[17]

JEFFERSON PILOT VARIABLE FUND, INC.
                              GOLD STOCK PORTFOLIO

-------------------------------------[PIE CHART]--------------------------------

                                % of Portfolio ++

                            Common Stock--84.11%
                            Commercial Paper--9.76%
                            Cash--4.63%
                            Corporate Bonds--1.50%

--------------------------------------------------------------------------------
                                               PERCENT OF
TOP TEN EQUITIES                               PORTFOLIO
--------------------------------------------------------------------------------

Newmont Mining Corp.                             6.79%
Driefontein Consolidated,
  Ltd., ADR                                      4.85%
Normandy Mining, Ltd.                            4.15%
Getchell Gold Corp.                              4.05%
Placer Dome, Inc.                                4.05%
Homestake Mining Co.                             4.00%
Barrick Gold Corp.                               3.50%
EuroNevada Mining Corp.                          3.45%
Meridian Gold, Inc.                              3.31%
Plutonic Resources, Ltd.                         3.14%


--------------------------------------------------------------------------------
                                            PERCENT OF
TOP COUNTRIES                                PORTFOLIO
--------------------------------------------------------------------------------

United States                                   50.52%
Canada                                          19.41%
South Africa                                    16.83%
Australia                                       11.45%
Ghana                                            1.03%
Peru                                             0.76%

                          ++Represents market value of
                             investments plus cash.

    During 1997, the net asset value of the JPVF Gold Stock Portfolio declined 44.6% to $8.92 per share. The price of gold itself declined 21% to $289.90 an ounce. Despite intermittent rallies, gold trended lower during most of the year.

    Gold Fields Mineral Services, however, recently reported that the overall demand for fabricated gold products rose 16% in 1997 from 1996. Also, the Asian monetary crisis and the expansionary credit policies employed to contain it may have a longer term favorable effect on gold demand.

    Overshadowing these factors have been:

    1) the deflationary implications of the Asian crisis,

    2) the flight from weak currencies to the perceived strength of the U.S. dollar, and

    3) persistent reports of central bank gold sales or potential future sales. While these sales have been small in the context of a 200,000 ton a year gold trading market, they apparently created a negative sentiment last year toward gold's monetary characteristics. Recent statements by German and French central bank officials affirming the continuing importance of gold reserves did not entirely dispel market uncertainty.

    Although many mining companies adopted cost cutting measures, their earnings remained leveraged to the price of gold. This feature accounts for the more pronounced decline of their share prices than of the price of gold itself. On a regional basis, the Australian gold share index, which may also have been affected by currency depreciation, declined 55% in 1997, while the South African and North American indices were down 49% and 46%, respectively, all in U.S. dollar terms.

    During this period, the Portfolio's policy has been to concentrate its investments primarily in the shares of low cost, high quality gold mines of the major gold producing nations of the world. The Portfolio has however, maintained considerably smaller positions in companies which would most benefit from a change in market direction, which history demonstrates can occur unexpectedly and dramatically. The Portfolio also holds small positions in selected companies which are particularly sensitive to exploration success.

    At present, however, emphasis is on companies, regardless of geographic location, which have the operating and financial strength to sustain themselves under current market conditions. Most of these companies would also benefit significantly by an addition to gold reserves when gold prices rise.

    The South African mines, on average, have somewhat above average operating costs. These companies, however, are especially well financed, generally are debt free and have access to the resources of financially strong mining finance parent organizations.

    Lower gold prices have led to a considerable restructuring of the industry. In South Africa, two of the major mining houses, Gold Fields of South Africa and Gencor Ltd., are combining several operations and, in effect, merging most of their gold mines into a single entity. The

[18]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                              GOLD STOCK PORTFOLIO

objectives are to reduce costs and better avail themselves of prospective global mining opportunities. Anglo American Corporation, operator of the world's largest gold complex, has announced a planned consolidation of all of its mines into a single corporate entity to achieve operating as well as exploration and mine development efficiencies.

    In Australia, Normandy Mining, by acquisition, has solidified its position in one of Australia's most productive and prospective gold mining areas which it now can develop more efficiently.

    Homestake Mining, a company with major American and Australian operations, has announced the acquisition of Plutonic Resources, one of Australia's premier gold companies. The merger combines the prospective low cost attributes of Plutonic with the underground mining expertise of Homestake. Similarly, Newmont Mining and Santa Fe Pacific Gold combined their operations last year to gain the synergy of unifying contiguous operations. More such consolidations are likely to achieve operating and exploration cost efficiencies. It is a goal of the Portfolio to capitalize on these opportunities.

Outlook

    A primary purpose of gold related investments is to protect one's portfolio from economic instability of both inflationary and deflationary origins which may lead to imbalances in the world's monetary and credit system.

    The current Asian crisis follows years of excessive credit extension to a region which developed substantial excess capacity in industrial and real estate projects. The subsequent loss of confidence and flight from these currencies has resulted in a crisis of insolvency.

    The resources of the International Monetary Fund clearly are insufficient to stabilize the Asian economies. The IMF has called on major nations and their banks to create credit to shore up Asian financial institutions. Already, global central bank policy appears to be moving from price stability to stimulating demand to provide the monetary liquidity to promote economic growth. This policy is similar to the response to the higher oil prices of the 1970's which led to accelerating inflation and rising gold demand.

    Gold is a monetary asset whose value is uninfluenced by unexpected changes in monetary policy, exchange controls or asset freezes that can afflict national currencies. Perhaps that is why the premium on gold bars rose recently to a record $5 an ounce in Hong Kong from pennies in normal times. High premiums have also been reported in Singapore and India. Some Asians may be spending their gold to survive. Others may be accumulating gold for its monetary anonymity and because they recognize that historically gold related investments have provided protection against all these monetary contingencies.

----------------------------------[LINE CHART]----------------------------------

         Gold Stock Portfolio, S&P 500 Index and Lipper Gold Fund Index
              Comparison of Change in Value of $10,000 Investment.

Gold Stock Portfolio
S&P 500 Index
Lipper Gold Fund Index

                        GOLD          S&P          LIPPER
                        STOCK         500          GOLD FUND
DATE                    PORTFOLIO     INDEX        INDEX
----                    ---------     -----        -----

08/02/85                10,000        10,000       10,000
09/30/85                 9,602         9,916        9,481
12/31/85                 9,960        11,626        9,069
03/31/86                10,217        13,264       10,276
06/30/86                10,141        14,049        9,058
09/30/86                12,987        13,070       12,189
12/31/86                13,646        13,800       12,415
03/31/87                22,164        16,745       19,345
06/30/87                20,392        17,584       18,429
09/30/87                24,761        18,746       22,113
12/31/87                18,325        14,519       16,994
03/31/88                16,901        15,345       15,396
06/30/88                16,755        16,359       15,041
09/30/88                15,931        16,411       13,359
12/31/88                14,433        16,915       13,768
03/31/89                15,249        18,110       14,711
06/30/89                14,364        19,705       14,488
09/30/89                15,006        21,812       15,770
12/31/89                17,210        22,256       18,387
03/31/90                15,812        21,585       16,804
06/30/90                13,785        22,936       14,925
09/30/90                14,846        19,799       15,425
12/31/90                13,035        21,564       13,893
03/31/91                12,337        24,685       13,197
06/30/91                13,532        24,631       14,518
09/30/91                12,194        25,947       13,445
12/31/91                12,316        28,106       13,809
03/31/92                11,826        27,399       12,923
06/30/92                12,760        27,921       13,400
09/30/92                12,844        28,801       12,548
12/31/92                11,916        30,245       11,167
03/31/93                14,112        31,562       13,844
06/30/93                18,279        31,711       18,325
09/30/93                15,635        32,520       16,453
12/31/93                19,578        33,274       20,875
03/31/94                19,639        32,021       19,124
06/30/94                17,542        32,160       18,704
09/30/94                19,936        33,732       22,616
12/31/94                16,882        33,725       19,626
03/31/95                17,214        36,998       18,492
06/30/95                17,323        40,519       18,717
09/30/95                18,152        43,729       19,788
12/31/95                17,348        46,353       18,676
03/31/96                21,724        49,103       22,803
06/30/96                19,740        51,595       21,453
09/30/96                18,695        53,500       21,026
12/31/96                17,793        58,251       19,758
03/31/97                16,473        58,505       18,114
06/30/97                14,423        68,711       15,898
09/30/97                14,571        73,857       16,091
12/31/97                 9,852        75,978       11,395


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                          LIPPER
                              GOLD         S&P 500       GOLD FUND
                             STOCK          INDEX         INDEX
 1 YEAR                     (44.63%)         33.35%       (42.33%)
 5 YEAR                      (3.73%)         20.23%         0.40%
 10 YEAR                     (6.02%)         16.99%        (3.89%)
 INCEPTION                   (0.12%)         17.73%         1.06%


Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Gold Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Lipper Gold Fund Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index and the Lipper Gold Fund Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.
____________________________________________________________________________[19]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                              GOLD STOCK PORTFOLIO
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                             Year Ended    Year Ended  Year Ended    Year Ended   Year Ended
                                              December      December    December      December     December
                                              31, 1997      31, 1996    31, 1995      31, 1994     31, 1993

 Net asset value, beginning of year          $   16.60     $   16.61   $   16.25     $   19.00   $   11.57

 Income From Investment Operations
   Net investment income (loss)                   0.02         (0.03)       0.05          0.03        0.02
   Net gains and losses on securities
    and foreign currency (both
    realized and unrealized)                     (7.30)         0.45        0.40         (2.65)       7.43
                                             ---------     ---------   ---------     ---------   ---------

   Total from investment operations              (7.28)         0.42        0.45         (2.62)       7.45

 Less Distributions to Shareholders
   Dividends from net investment income          (0.02)                    (0.05)        (0.03)      (0.02)
   Dividends in excess of net
    investment income                            (0.07)                    (0.04)
   Distributions from capital gains                            (0.43)
   Distributions in excess of capital gains      (0.31)                                  (0.10)
   Returns of capital
                                             ---------     ---------   ---------     ---------   ---------

   Total distributions                           (0.40)        (0.43)      (0.09)        (0.13)      (0.02)

 Net asset value, end of year                $    8.92     $   16.60   $   16.61     $   16.25   $   19.00
                                             =========     =========   =========     =========   =========

 Total Return (A)                               (44.63%)        2.57%       2.76%       (13.77%)     63.90%

 Ratios to Average Net Assets:
   Expenses                                       1.07%         1.04%       1.01%         0.99%       1.01%
   Net investment income                          0.63%        (0.11%)      0.24%         0.18%       0.14%

 Portfolio Turnover Rate                         19.70%        64.78%      23.98%        11.12%       7.32%

 Average Commission Rate Paid                 $  0.0181     $  0.0151

 Net Assets, At End of Year                  $5,204,654    $7,554,427  $6,867,645    $7,351,625  $7,863,581

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[20]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                              GOLD STOCK PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCK--86.12%

                                             Number           Market Value
  Company                                 of Shares               (Note B)
--------------------------------------------------------------------------------
Australia-11.73%
Acacia Resources, Ltd.                         60,000             $ 54,726
Avgold+                                        26,617               20,782
Delta Gold, Ltd.                               35,000               36,852
Emperor Mines, Ltd.                            40,000               11,728
Gullewa Gold, N.L.+                           300,000                2,340
Herald Resources, Ltd.                        110,354               16,895
Normandy Mining, Ltd.                         228,000              221,342
Plutonic Resources, Ltd.                       60,000              167,322
Ranger Minerals, N.L.                          14,000               30,101
Resolute, Ltd.+                                35,000               25,540
Sons of Gwalia, N.L., ADR                       2,000               22,805
                                                                 ---------
                                                                   610,433
                                                                 ---------
Canada-19.87%
Barrick Gold Corp.                             10,000              186,250
Battle Mountain Canada, Inc.                    4,593               26,479
Cambior, Inc.                                  10,000               58,750
Dayton Mining Corp.+                           15,000               29,063
Echo Bay Mines, Ltd.                           17,000               41,438
EuroNevada Mining Corp.                        13,600              183,896
Francisco Gold Corp.+                           1,000                7,337
FrancoNevada Mining Corp., Ltd.                 3,000               58,909
Golden Star Resources, Ltd.+                   10,000               35,625
Greenstone Resources, Ltd.+                     7,000               34,125
International African Mining
  Gold Corp.+                                  12,000               37,735
Miramar Mining Corp.+                          15,000               28,593
Namibian Minerals Corp.+                        6,000               18,000
Pacific Rim Mining Corp.+                       2,200                2,690
Pangea Goldfields, Inc.+                       10,000               11,879
Placer Dome, Inc.                              17,000              215,688
Queenstake Resources, Ltd.+                     2,800                1,722
Rift Resources, Ltd.+                          51,500               10,794
Romanco Minerals, Inc.+                         8,000               17,050
Vista Gold Corp.+                              90,000               28,125
                                                                 ---------
                                                                 1,034,148
                                                                 ---------

+Non-income producing security.

COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Ghana-1.05%
Ashanti Goldfields Co., Ltd.                    2,222             $ 17,230
Ashanti Goldfields Co., Ltd., GDR               5,000               37,500
                                                                 ---------
                                                                    54,730
                                                                 ---------
Peru-0.78%
Compania de Minas
  Buenaventura, SA                              2,550               40,800
                                                                 ---------
South Africa-17.23%
Anglo American Platinum Corp.+                  4,000               53,428
Driefontein Consolidated, Ltd.,
  ADR                                          39,000              258,375
Evander Gold Mines, Ltd., ADR                  15,000               28,358
Free State Consolidated Gold
  Mines, Ltd., ADR                             14,000               62,125
Gencor, Ltd.                                   35,000               57,897
Gold Fields of South Africa, Ltd.               6,000               91,855
HJ Joel Gold Mining Co., Ltd.                  60,000               29,586
Harmony Gold Mining, ADR+                      10,000               22,500
Kloof Gold Mining Co.,
  Ltd., ADR                                    10,000               33,125
Vaal Reefs Exploration & Mining
  Co., Ltd., ADR                               12,000               46,124
Western Areas Gold Mining Co.                  10,000               55,072
Western Deep Levels, Ltd., ADR                  8,500              158,313
                                                                 ---------
                                                                   896,758
                                                                 ---------
United States-35.46%
Battle Mountain Gold Co., Inc.                 24,406              143,385
 Crown Resources Corp.+                        30,000              125,625
 Freeport McMoRan Copper &
   Gold, Inc.                                   8,000              122,500
 Getchell Gold Corp.+                           9,000              216,000
 Goldcorp, Inc., Class A+                      20,000               77,500
 Homestake Mining Co.                          24,000              213,000
 Meridian Gold, Inc.+                          60,000              176,250
 Newmont Gold Co.                               5,000              149,063
 Newmont Mining Corp.                          12,309              361,577


                       See notes to financial statements.

____________________________________________________________________________[21]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                              GOLD STOCK PORTFOLIO
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number          Market Value
  Company                                    of Shares           (Note B)
--------------------------------------------------------------------------------
 United States-(Continued)
 Pegasus Gold, Inc.+                           12,000           $    7,500
 Rangold Resources, 144A+                       3,000               15,000
 Royal Gold, Inc.+                              8,700               41,325
 Royal Oak Mines, Inc.+                        40,000               62,500
 Stillwater Mining Co.+                         6,000              100,500
 TVX Gold, Inc.+                               10,000               33,750
                                                                 ---------

                                                                 1,845,475
                                                                 ---------
   Total Common Stock
   (Cost $7,771,801)                                             4,482,344
                                                                 ---------

--------------------------------------------------------------------------------
 CORPORATE BONDS--1.54%

                                             Principal           Market Value
 Company                                        Value             (Note B)
--------------------------------------------------------------------------------
 United States-1.54%
 Randgold Finance, Ltd., 144A,
   7.000%, due 09/30/01                     $ 150,000          $    80,250
                                                                 ---------

    TOTAL CORPORATE BONDS
    (Cost $150,000)                                                 80,250
                                                                 ---------


--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--9.99%

                                             Principal          Market Value
Company                                       Value              (Note B)
--------------------------------------------------------------------------------
 United States-9.99%
 American Express Capital Corp.,
   6.450%, due 01/02/98                     $ 260,000          $   259,954
 General Electric Capital Corp.,
   5.650%, due 01/02/98                       260,000              259,959
                                                                 ---------

   TOTAL SHORT-TERM OBLIGATIONS
   (Cost $519,913)                                                 519,913
                                                                 ---------

--------------------------------------------------------------------------------
 WARRANTS--0.00%

                                             Number             Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Canada-0.00%
Rift Resources, Ltd.,
  exp. 08/01/98 @ 1.75 CAD*+                50,000              $        0
Tombstone Exploration Co., Ltd.,
  exp. 05/23/98 @ 0.45 CAD*+                50,000                       0
                                                                 ---------

   TOTAL WARRANTS
   (Cost $0)                                                             0
                                                                 ---------

   TOTAL INVESTMENTS
   (Cost $8,441,714)                            97.65%           5,082,507

 Other assets, less liabilities                  2.35              122,147
                                               ------            ---------

   TOTAL NET ASSETS                            100.00%          $5,204,654
                                               ======            =========


+Non-income producing security.

*CAD - Canadian dollars

                       See notes to financial statements.


[22]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                         DOMESTIC GROWTH STOCK PORTFOLIO

"In a year dominated by the popularity of large companies, we continued to find the best values in medium- and small-sized companies."
--Robert W. Benson, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 April 18, 1986

--------------------------------------------------------------------------------

                                  FUND MANAGER
                        Pioneering Management Corporation

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
               To achieve reasonable income and growth of capital
              by investing primarily in a diversified portfolio of
               equity securities issued by companies organized in
                  the U.S. and considered by the sub-investment
               manager to be undervalued in light of the company's
                       earning power and growth potential.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $81,505,107

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       55

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     52.92%


--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              ROBERT W. BENSON, CFA
                              Senior Vice President


              [bullet] Joined Pioneer in 1974

              [bullet] Manages Pioneer Winthrop Real Estate Shares

              [bullet] M.B.A. from the Wharton School of Business,
                       The University of Pennsylvania

              [bullet] B.S. from Tufts University

____________________________________________________________________________[23]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         DOMESTIC GROWTH STOCK PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                         % of Portfolio++

                         Common Stock--96.86%
                         Cash--3.14%

--------------------------------------------------------------------------------


----------------------------------------------
                                    PERCENT OF
TOP TEN EQUITIES                     PORTFOLIO
----------------------------------------------

AMRESCO, Inc.                          3.72%
First Brands Corp.                     3.01%
Schering-Plough Corp.                  2.78%
Consolidated Stores Corp.              2.69%
Starwood Lodging Trust                 2.59%
American Bankers Insurance
  Group, Inc.                          2.57%
National Golf Properties, Inc.         2.57%
Weatherford Enterra, Inc.              2.55%
Equity Office Properties
  Trust                                2.48%
Host Marriot Corp.                     2.41%

----------------------------------------------
                                  PERCENT OF
TOP TEN INDUSTRIES                 PORTFOLIO
----------------------------------------------

Real Estate                           17.16%
Insurance                             11.38%
Human Resources                        5.25%
Lodging                                5.00%
Retail Stores                          4.85%
Building & Construction                4.66%
Financial Services                     4.59%
Electronics                            3.43%
Oil & Gas - Drilling &
  Exploration                          3.40%
Packaging & Containers                 3.01%

++Represents market value of
  investments plus cash.


    We are pleased to report that the Domestic Growth Stock Portfolio lived up to its name in 1997, posting a total return of 23.60% for the year. The Portfolio's performance was in line with major measures of stock market performance. Small company stocks came on strong in the fourth quarter after lagging larger issues for most of the year, and the Russell 2000 Index posted a 22.23% total return for the year. Large company stocks, as measured by the Dow Jones Industrial Average, gained 24.87% in 1997, while the broader Standard & Poor's 500 Index generated a 33.35% return.

    These returns reflected several key events. In the U.S., stocks benefited from the progress toward a balanced Federal budget, the economy's continued strong growth and the low interest rates made possible by the absence of inflation. Late in the year, the freefall in Asia's currencies and financial markets prompted investors to question whether large, global companies could sustain 1997's growth rate. Consequently, there was more interest in smaller stocks. What the numbers don't show, however, is the increasing volatility in stock prices. This past year, it was not unusual to see the broad market gain or lose 3% a day for several days in a row, or to see individual stock prices get chopped in half, or run up 50%, in the space of a few days. The choppiness in the market - and especially October's sell-off and immediate rebound - made it especially important to have a disciplined, research-driven investment strategy such as we use for your Portfolio.

A Diversified Portfolio

    We stuck with our philosophy of keeping the Portfolio fully invested rather than attempting to "time" the market, and held only about 3% in short-term cash equivalents. The Portfolio is diversified across a number of industries, with 55 holdings representing nine sectors at year-end. Investments are also


[24]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                         DOMESTIC GROWTH STOCK PORTFOLIO


spread among companies of various sizes; holdings have a median market-capitalization of $1.08 billion.

    One of the best-performing, although volatile, stock groups this year was technology. The Portfolio included Cisco, 3Com, EMC and Teradyne. All appreciated sharply in 1997, and we sold them when they hit our target price. Other growth-oriented winners this year were Action Performance, a maker of NASCAR memorabilia, pharmaceutical company Schering Plough and Crossman, a Mid-West homebuilder.

    An overweighting in financial stocks also paid off. Of note was American Bankers Insurance, an annuity provider that racked up big gains when it was taken over by AIG. Another insurance company, UNUM, also performed well. Included in the financial sector are real estate investment trusts (REITs), which are an effective way to add both income and growth potential. By year-end, several REITs were among the 10 largest holdings, including Starwood Hotels & Resorts and National Golf Properties. We also held significant positions in two real estate-related companies, finance company AMRESCO and service-provider Host Marriott. All met or exceeded their projected earnings and posted strong gains for the year, although hotel-related properties fell-off in the fourth quarter. We think they still have a lot to offer in 1998, since the real estate sector did not advance as quickly as other groups in 1997.

Looking Ahead

    In a year dominated by the popularity of large companies, we continued to find the best values in medium- and small-sized companies. While this diversification did not always help your Portfolio's performance this year, experience tells us it is an important ingredient for long-term success and we look forward to 1998.


---------------------------------------[Line Chart]----------------------------

             Domestic Growth Stock Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

Domestic Growth Stock Portfolio
S&P 500 Index


                        DOMESTIC         S&P
                        GROWTH STOCK     500
DATE                    PORTFOLIO        INDEX
----                    ------           -----

04/18/86                10,000           10,000
06/30/86                10,372           10,712
09/30/86                 9,863            9,965
12/31/86                10,565           10,522
03/31/87                11,914           12,768
06/30/87                12,813           13,408
09/30/87                13,698           14,294
12/31/87                10,395           11,071
03/31/88                12,119           11,701
06/30/88                13,176           12,474
09/30/88                13,151           12,514
12/31/88                13,129           12,898
03/31/89                14,183           13,809
06/30/89                15,054           15,025
09/30/89                16,226           16,632
12/31/89                15,669           16,971
03/31/90                15,299           16,459
06/30/90                15,505           17,489
09/30/90                12,071           15,097
12/31/90                12,759           16,443
03/31/91                15,336           18,823
06/30/91                15,663           18,782
09/30/91                16,103           19,785
12/31/91                16,999           21,431
03/31/92                18,699           20,893
06/30/92                17,992           21,291
09/30/92                18,527           21,961
12/31/92                21,506           23,062
03/31/93                22,691           24,066
06/30/93                22,524           24,180
09/30/93                23,910           24,802
12/31/93                24,925           25,377
03/31/94                24,982           24,422
06/30/94                24,337           24,527
09/30/94                26,469           25,727
12/31/94                26,834           25,721
03/31/95                28,241           28,217
06/30/95                29,736           30,902
09/30/95                33,164           33,351
12/31/95                34,809           35,352
03/31/96                37,702           37,447
06/30/96                39,076           39,346
09/30/96                38,570           40,788
12/31/96                40,537           44,408
03/31/97                38,833           44,602
06/30/97                44,729           52,383
09/30/97                52,097           56,302
12/31/97                50,105           57,913


--------------------------------------------------------------------------------


-------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

                              DOMESTIC         S&P 500
                                GROWTH           INDEX
1 YEAR                          23.60%          33.35%
5 YEAR                          18.43%          20.23%
10 YEAR                         17.03%          16.99%
INCEPTION                       14.75%          16.18%


Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Domestic Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio. ____________________________________________________________________________[25]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         DOMESTIC GROWTH STOCK PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


FINANCIAL HIGHLIGHTS

                                          Year Ended      Year Ended        Year Ended        Year Ended         Year Ended
                                           December        December          December          December           December
                                           31, 1997        31, 1996          31, 1995          31, 1994           31, 1993
Net asset value, beginning of year       $    18.19       $    17.87        $    15.94        $    16.14         $   15.16

Income From Investment Operations
  Net investment income                        0.09             0.06              0.15              0.09              0.12
  Net gains and losses on securities
   (both realized and unrealized)              4.17             2.85              4.48              1.12              2.29
                                         ----------       ----------        ----------        ----------        ----------

  Total from investment operations             4.26             2.91              4.63              1.21              2.41

Less Distributions to Shareholders
  Dividends from net investment income        (0.09)           (0.06)            (0.15)            (0.09)            (0.12)
  Dividends in excess of net
   investment income
  Distributions from capital gains            (1.93)           (2.53)            (2.55)            (1.32)            (1.31)
  Distributions in excess of capital gains
  Returns of capital
                                         ----------       ----------        ----------        ----------        ----------
  Total distributions                         (2.02)           (2.59)            (2.70)            (1.41)            (1.43)

Net asset value, end of year             $    20.43       $    18.19        $    17.87        $    15.94        $    16.14
                                         ==========       ==========        ==========        ==========        ==========

Total Return (A)                              23.60%           16.46%            29.72%             7.66%            15.89%

Ratios to Average Net Assets:
  Expenses                                     0.83%            0.85%             0.87%             0.89%             0.97%
  Net investment income                        0.47%            0.31%             0.95%             0.63%             0.76%

Portfolio Turnover Rate                       52.92%           49.75%            64.17%            46.65%            49.47%

Average Commission Rate Paid             $    0.0554      $    0.0555

Net Assets, At End of Year               $81,505,107      $62,166,366       $48,517,886       $31,458,666       $25,072,289


(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[26]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                         DOMESTIC GROWTH STOCK PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCK--106.26%
                                                  Number          Market Value
Company                                         of Shares            (Note B)
--------------------------------------------------------------------------------
Aerospace Equipment & Systems-0.46%
First Aviation Services, Inc.+                     50,000           $ 371,875
                                                                   ----------
Automotive & Trucking-2.71%
United Auto Group, Inc.+                           75,000           1,359,375
Wabash National Corp.                              30,000             853,125
                                                                   ----------
                                                                    2,212,500
                                                                   ----------
Banking-2.45%
PNCBank Corp.                                      35,000           1,997,188
                                                                   ----------
Building & Construction-5.11%
Belmont Homes, Inc.+                              150,000           1,153,125
Crossmann Communities, Inc.+                       70,000           1,933,750
Southern Energy Homes, Inc.+                      135,000           1,080,000
                                                                   ----------
                                                                    4,166,875
                                                                   ----------
Chemicals-2.58%
Monsanto Co.                                       50,000           2,100,000
                                                                   ----------
Collectibles-1.86%
Action Performance Companies,
  Inc.+                                            40,000           1,515,000
                                                                   ----------
Computer Equipment & Services-1.48%
Applied Materials, Inc.+                           40,000           1,205,000
                                                                   ----------
Computer Information Systems-2.62%
DST Systems, Inc.+                                 50,000           2,134,375
                                                                   ----------
Computer Network Products & Services-2.64%
Ascend Communications, Inc.+                       40,000             980,000
First Data Corp.                                   40,000           1,170,000
                                                                   ----------
                                                                    2,150,000
                                                                   ----------
Electronics-3.76%
American Residential Services,
  Inc.+                                            90,000           1,406,250
Arrow Electronics, Inc.+                           30,000             973,125
Vishay Intertechnology, Inc.+                      29,112             687,771
                                                                   ----------
                                                                    3,067,146
                                                                   ----------

+Non-income producing security.

COMMON STOCK--CONTINUED
                                                  Number          Market Value
Company                                         of Shares           (Note B)
--------------------------------------------------------------------------------
Financial Services-5.03%
Aames Financial Corp.                              60,000           $ 776,250
AMRESCO, Inc.+                                    110,000           3,327,500
                                                                   ----------
                                                                    4,103,750
                                                                   ----------
Food Processing-0.74%
WLR Foods, Inc.                                    70,000             603,750
                                                                   ----------
Human Resources-5.75%
AccuStaff, Inc.+                                   80,000           1,840,000
Kelly Services, Inc., Class A                      40,000           1,200,000
Personnel Group of America, Inc.+                  50,000           1,650,000
                                                                   ----------
                                                                    4,690,000
                                                                   ----------
Insurance-12.48%
American Bankers Insurance
  Group, Inc.                                      50,000           2,296,874
Citizens Corp.                                     50,000           1,437,500
Executive Risk, Inc.                               25,000           1,745,313
TIG Holdings, Inc.                                 32,000           1,062,000
UNUM Corp.                                         30,000           1,631,250
Western National Corp.                             67,500           1,999,688
                                                                   ----------
                                                                   10,172,625
                                                                   ----------
Lodging-5.49%
Host Marriott Corp.+                              110,000           2,158,749
Starwood Lodging Trust                             40,000           2,315,000
                                                                   ----------
                                                                    4,473,749
                                                                   ----------
Machinery-1.20%
Flowserve Corp.                                    35,000             977,813
                                                                   ----------
Medical - Biotech-1.97%
Heartstream, Inc.+                                150,000           1,603,125
                                                                   ----------
Mining & Metals-2.31%
Getchell Gold Corp.+                               41,300             991,200
N.N. Ball & Roller, Inc.                          100,000             887,500
                                                                   ----------
                                                                    1,878,700
                                                                   ----------

                       See notes to financial statements.
____________________________________________________________________________[27]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         DOMESTIC GROWTH STOCK PORTFOLIO
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED

COMMON STOCK--CONTINUED

                                                    Number       Market Value
Company                                           of Shares        (Note B)
--------------------------------------------------------------------------------
Office Equipment & Supplies-2.06%
John H. Harland Co.                                  80,000        $1,680,000
                                                                   ----------
Oil & Gas - Drilling & Exploration-3.73%
ENSCO International, Inc.                            40,000         1,340,000
Union Pacific Resources
  Group, Inc.                                        70,000         1,697,500
                                                                   ----------
                                                                    3,037,500
                                                                   ----------
Oil & Gas - Equipment & Field Services-2.80%
Weatherford Enterra, Inc.+                           52,110         2,279,813
                                                                   ----------
Packaging & Containers-3.31%
First Brands Corp.                                  100,000         2,693,750
                                                                   ----------
Pharmaceuticals-3.05%
Schering-Plough Corp.                                40,000         2,485,000
                                                                   ----------
Rail Transportation-2.27%
Norfolk Southern Corp.                               60,000         1,848,750
                                                                   ----------
Real Estate-18.82%
Alexandria Real Estate Equities,
  Inc.                                               50,000         1,578,125
Catellus Development Corp.+                         100,000         2,000,000
CenterPoint Properties Corp.                         57,000         2,002,125
Equity Office Properties Trust                       70,315         2,219,316
Gables Residential Trust                             50,000         1,381,250
Glenborough Realty Trust, Inc.                       67,500         1,999,688
Kilroy Realty Corp.                                  65,000         1,868,750
National Golf Properties, Inc.                       70,000         2,296,875
                                                                   ----------
                                                                   15,346,129
                                                                   ----------
 +Non-income producing security.


COMMON STOCK--CONTINUED

                                                  Number         Market Value
Company                                        of Shares             (Note B)
--------------------------------------------------------------------------------
Retail Stores-5.32%
Consolidated Stores Corp.+                        54,687          $ 2,402,810
Party City Corp.+                                 60,000            1,935,000
                                                                   ----------
                                                                    4,337,810
                                                                   ----------
Telecommunications Equipment-1.33%
DSPCommunications, Inc.+                          90,000            1,080,000
                                                                   ----------
Textile & Apparel-2.55%
Nike, Inc., Class B                               30,000            1,177,500
Ridgeview, Inc.+                                 145,000              906,250
                                                                   ----------
                                                                    2,083,750
                                                                   ----------
Toys-0.38%
Toy Biz, Inc.+                                    40,000              310,000
                                                                   ----------

  Total Common Stock
  (Cost $69,552,238)                                               86,605,973
                                                                   ----------

  Total Investments
  (Cost $69,552,238)                             106.26%           86,605,973

Other assets, less liabilities                    (6.26)           (5,100,866)
                                                 ------            ----------

  Total Net Assets                               100.00%          $81,505,107
                                                 ======            ==========

                       See notes to financial statements.

[28]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                                 BOND PORTFOLIO

"We believe that an asset allocation to a
  professionally managed fixed income
    fund continues to make sense."
--Ned Gerstman, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 April 18, 1986

--------------------------------------------------------------------------------

                                  FUND MANAGER
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To provide a stable level of income, consistent
                  with limiting risk to principal, by investing
               primarily in high quality corporate debt securities
                      and U.S. Government debt obligations.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $13,460,496

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       18

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                      8.41%

--------------------------------------------------------------------------------

                                PORTFOLIO QUALITY
                                   AAA-99.61%
                                    AA-0.39%

--------------------------------------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   10.25 Years



--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

                                  NED GERSTMAN
                              Senior Vice President

               [bullet] Joined Chubb Corporation in 1987

               [bullet] Serves on the investment committees of New York
                        Property Insurance and American Nuclear Insurance

               [bullet] B.S. from New York University

--------------------------------------------------------------------------------


____________________________________________________________________________[29]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 BOND PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                         % of Portfolio++

                         U.S. Government & Agency Obligations -- 98.30%
                         Cash -- 1.32%
                         Corporate Bonds -- 0.38%
--------------------------------------------------------------------------------

-----------------------------
                   PERCENT OF
RATING              PORTFOLIO
-----------------------------

  AAA            99.61%
   A              0.39%




        DOLLAR WEIGHTED
        AVERAGE MATURITY

          10.25 years

++Represents market value of
  investments plus cash.


    The year 1997 turned out to be another battle between the cyclical and secular forces in the bond market. By cyclical forces we refer to the elements that build up as one moves through a business cycle. The secular forces are those trends that appear to be occurring across more than one business cycle or the longer term-factors. Based on conventional wisdom, the cyclical forces should have put upward pressure on interest rate during 1997. These forces include the length of this expansion, the strength of the economy, the tightness in the labor markets and rising domestic capacity utilization rates. The Federal Reserve Bank, recognizing these issues, raised the federal funds rate target in March in order to keep these late cycle forces from putting upward pressure on inflation. As a result of the Federal Reserve's action and cyclical concerns, interest rates rose modestly during the first quarter. To the surprise of most economists and market participants, inflation, which when rising erodes a bond's value, not only didn't rise but actually continued to fall. This pattern of a strong late cycle economy with tight labor markets but falling inflation and commodity prices, continued through the rest of 1997. So despite a Federal Reserve tightening earlier in the year, interest rate out along the yield curve fell during 1997, with longer maturity rates


[30]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                                 BOND PORTFOLIO


falling more then shorter maturities (a flattening of the yield curve). The secular forces of increased global competition and increased global capacity helped to move inflation lower despite the cyclical issues.

    Going into 1998, we continue to see good value in the bond market. Many of the forces that were in place during 1997 are likely to be in place during 1998. These include low inflation, a small Federal budget deficit (even the possibility of a surplus), demographic trends that encourage savings, a highly valued stock market that may result in asset allocations to bonds and finally, the fact that real interest rates are historically attractive. This last point is the essence of what describes whether there is value in the bond market. By real rates we mean the difference between inflation and the yield on thirty year Treasury Bonds. With trailing twelve month inflation as measured by the CPI at 1.7% and bonds yielding 5.9%, real interest rates are 4.2%. Rarely was this measure above 3% prior to 1980. And with the forward looking inflation outlook very good, interest rates could continue to chase inflation lower. Given our outlook, we believe that an asset allocation to a professionally managed fixed income fund continues to make sense.


---------------------------------------[Line Chart]----------------------------

                 Bond Portfolio and the Lehman Bros. Govt Index
              Comparison of Change in Value of $10,000 Investment.

Bond Portfolio
Lehman Brothers Gov't Bond Index


                                            LEHMAN BROS.
                        BOND                GOV'T BOND
DATE                    PORTFOLIO           INDEX
----                    ------              -----

04/18/86                10,000              10,000
06/30/86                10,116              10,132
09/30/86                10,310              10,330
12/31/86                10,447              10,613
03/31/87                10,234              10,737
06/30/87                10,279              10,549
09/30/87                 9,960              10,265
12/31/87                10,339              10,845
03/31/88                10,613              11,203
06/30/88                10,701              11,308
09/30/88                10,811              11,499
12/31/88                10,920              11,607
03/31/89                10,970              11,730
06/30/89                11,837              12,674
09/30/89                11,903              12,779
12/31/89                12,329              13,259
03/31/90                12,185              13,095
06/30/90                12,633              13,553
09/30/90                12,679              13,666
12/31/90                13,370              14,416
03/31/91                13,713              14,729
06/30/91                13,862              14,928
09/30/91                14,625              15,778
12/31/91                15,428              16,624
03/31/92                15,015              16,333
06/30/92                15,679              16,978
09/30/92                16,501              17,817
12/31/92                16,572              17,824
03/31/93                17,061              18,630
06/30/93                17,558              19,168
09/30/93                17,693              19,791
12/31/93                18,009              19,724
03/31/94                17,633              33,628
06/30/94                17,574              18,913
09/30/94                17,662              18,993
12/31/94                17,598              19,059
03/31/95                18,405              19,957
06/30/95                19,407              21,194
09/30/95                19,716              21,569
12/31/95                20,548              22,555
03/31/96                20,110              22,045
06/30/96                20,121              22,150
09/30/96                20,488              22,522
12/31/96                21,056              23,180
03/31/97                20,894              22,992
06/30/97                21,609              23,790
09/30/97                22,255              24,613
12/31/97                22,803              25,430



--------------------------------------------------------------------------------


---------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------

                              LEHMAN
                BOND        BROS. GOVT
              PORTFOLIO       INDEX
1 YEAR          8.30%          9.71%
5 YEAR          6.59%          7.37%
10 YEAR         8.23%          8.90%
INCEPTION       7.29%          8.30%

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers Government Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Lehman Brothers Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

____________________________________________________________________________[31]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 BOND PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


FINANCIAL HIGHLIGHTS

                                              Year Ended         Year Ended      Year Ended       Year Ended        Year Ended
                                               December           December        December         December          December
                                               31, 1997           31, 1996        31, 1995         31, 1994          31, 1993
Net asset value, beginning of year            $    10.27        $    10.59       $     9.70       $    10.28        $    10.21

Income From Investment Operations
  Net investment income                             0.59              0.56             0.74             0.35              0.74
  Net gains and losses on securities
   (both realized and unrealized)                   0.26             (0.29)            0.89            (0.58)             0.13
                                              ----------        ----------       ----------       ----------        ----------

  Total from investment operations                  0.85              0.27             1.63            (0.23)             0.87

Less Distributions to Shareholders
  Dividends from net investment income             (0.59)            (0.56)           (0.74)           (0.35)            (0.74)
  Dividends in excess of net
   investment income
  Distributions from capital gains                 (0.01)            (0.03)                                              (0.06)
  Distributions in excess of capital gains
  Returns of capital
                                              ----------        ----------       ----------       ----------        ----------

  Total distributions                              (0.60)            (0.59)           (0.74)           (0.35)            (0.80)

Net asset value, end of year                  $    10.52        $    10.27       $    10.59       $     9.70        $    10.28
                                              ==========        ==========       ==========       ==========        ==========
Total Return (A)                                    8.30%             2.47%           16.76%           (2.28%)            8.68%

Ratios to Average Net Assets:
  Expenses                                          0.60%             0.60%            0.63%            0.68%             0.74%
  Net investment income                             5.86%             5.93%            6.43%            6.07%             7.59%

Portfolio Turnover Rate                             8.41%            23.25%          127.74%          140.30%           112.66%

Average Commission Rate Paid (B)                      N/A               N/A

Net Assets, At End of Year                    $13,460,496       $11,717,693      $ 9,230,090      $13,066,445       $ 5,461,879

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) During the year, the Portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

[32]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                                 BOND PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997

  CORPORATE BONDS--0.40%

                                                  Principal        Market Value
Company                                             Value            (Note B)
-------------------------------------------------------------------------------
Manufacturing
Corning Glass, 8.250%,
  due 03/15/02                                    $  50,000            $ 53,733
                                                                     ----------

  Total Corporate Bonds
  (Cost $49,066)                                                         53,733
                                                                     ----------

  US GOVERNMENT AND AGENCY
  OBLIGATIONS--102.46%
                                                  Principal        Market Value
Company                                             Value            (Note B)
-------------------------------------------------------------------------------
Federal Home Loan Mortgage
  Corp., Pool #C80090,
  6.000%, due 01/01/24                           $  487,815         $   472,253
Federal National Mortgage
  Association, CMO #8829B,
  9.500%, due 12/25/18                               55,842              60,044
Federal National Mortgage
  Association, Pool #248672,
  6.000%, due 12/01/23                              158,579             152,781
Federal National Mortgage
  Association, Pool #261605,
  6.000%, due 01/01/24                              653,763             629,860
Federal National Mortgage
  Association, Pool #267376,
  6.000%, due 01/01/24                              154,790             149,130
Government National Mortgage
  Association, Pool #190666,
  9.000%, due 12/15/16                               82,628              88,360
Government National Mortgage
  Association, Pool #780339,
  8.000%, due 12/15/23                              785,224             818,117


  US GOVERNMENT AND AGENCY
  OBLIGATIONS--CONTINUED
                                                  Principal        Market Value
Company                                             Value            (Note B)
-------------------------------------------------------------------------------
Government National Mortgage
  Association, Pool #402760,
  8.000%, due 08/15/25                           $  772,751         $   801,246
U.S. Treasury Bond, 10.375%,
  due 11/15/12                                    1,375,000           1,827,891
U.S. Treasury Note, 7.750%,
  due 11/30/99                                      730,000             756,919
U.S. Treasury Note, 6.750%,
  due 04/30/00                                      280,000             286,387
U.S. Treasury Note, 6.125%,
  due 09/30/00                                    2,050,000           2,072,421
U.S. Treasury Note, 8.000%,
  due 05/15/01                                      200,000             213,812
U.S. Treasury Note, 6.625%,
  due 06/30/01                                      500,000             514,218
U.S. Treasury Note, 6.625%,
  due 07/31/01                                      500,000             514,375
U.S. Treasury Note, 6.250%,
  due 10/31/01                                    1,100,000           1,119,593
U.S. Treasury Note, 6.250%,
  due 02/15/03                                    3,240,000           3,313,911
                                                                     ----------


  Total U.S. Government
  and Agency Obligations
  (Cost $13,485,706)                                                 13,791,318
                                                                     ----------


  Total Investments
  (Cost $13,534,772)                                 102.86%         13,845,051
                                                                     ----------

Other assets, less liabilities                        (2.86)           (384,555)
                                                     ------          ----------

   Total Net Assets                                 100.00%         $13,460,496
                                                    ======           ==========

                       See notes to financial statements.

____________________________________________________________________________[33]

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO

              "We will continue to evaluate existing holdings and
             potential acquisitions on a risk-adjusted total-return basis, holding and purchasing those stocks we believe have the better potential for longer-term performance."

                              --Brian S. Posner, Portfolio Manager--


--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

--------------------------------------------------------------------------------

                                  FUND MANAGER
                        Warburg Pincus Counsellors, Inc.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
               primarily in a wide range of equity issues that may
             offer capital appreciation and, secondarily, to seek a
                       reasonable level of current income.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $39,678,076

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       97

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     129.53%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 BRIAN S. POSNER
                                Managing Director

          [bullet] Joined Warburg Pincus in 1997

          [bullet] 12 years industry
                   experience

          [bullet] Previously with Fidelity Investments since 1987

          [bullet] Managed Fidelity Equity Income II from 4/92 to 12/96

          [bullet] M.B.A. from University of Chicago

          [bullet] B.A. from Northwestern University

--------------------------------------------------------------------------------

____________________________________________________________________________[35]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                         % of Portfolio++

                         Common Stock--87.28%
                         Cash--9.55%
                         Preferred Stock--2.11%
                         Corporate Bonds--1.06%
--------------------------------------------------------------------------------

----------------------------------------
                            PERCENT OF
TOP TEN EQUITIES             PORTFOLIO
----------------------------------------

British Petroleum, PLC,
  ADR                            2.98%
Chrysler Corp.                   2.70%
International Business
  Machines Corp.                 2.20%
Citicorp                         2.12%
Philip Morris Companies, Inc.    2.11%
Exxon Corp.                      1.98%
Bell Atlantic Corp.              1.85%
Merck & Co., Inc.                1.82%
USG Corp.                        1.77%
PMI Group, Inc.                  1.73%

----------------------------------------
                            PERCENT OF
TOP TEN INDUSTRIES           PORTFOLIO
----------------------------------------

Oil & Gas-Drilling &
  Exploration                   10.52%
Financial Services               7.84%
Aerospace Equipment &
  Systems                        7.23%
Insurance                        6.38%
Retail Stores                    5.88%
Telecommunications               5.69%
Medical - Healthcare Services    5.27%
Manufacturing                    5.04%
Automotive Manufacturing         4.06%
Food Processing                  3.75%

      ++Represents market value of
         investments plus cash.

     During the fourth quarter, and since Warburg Pincus assumed management of the Growth & Income Portfolio on September 1, 1997, the Portfolio has posted modest gains. These gains were supported in the fourth quarter primarily by its holdings in the pharmaceutical, financial-services, retail and telecommunications sectors. Holdings that contributed to the Portfolio lagging the S&P 500 Index for this period included its energy and computer stocks.

     In terms of specific strategies, the Portfolio is oriented toward a total-return approach, focusing on equities with what Warburg Pincus deems to be the best risk-adjusted-return prospects. We have looked for stocks that have been temporarily depressed for cyclical or other identifiable reasons. We place particular emphasis on factors such as management changes, restructurings, and new products and service that could potentially improve earnings and free cash flow. Because of this, many of the Portfolio's holdings were purchased at P/E multiples significantly below that of the S&P 500 Index. Examples include deep-water drilling stocks such as Noble Drilling, Reading & Bates and Transocean Offshore, which were bought earlier this year, when fears of declining oil prices drove their P/Es down to about 10 times estimated 1998 earnings. Warburg Pincus viewed these securities as oversold, given the companies' potentially lucrative contracts for projects in the Gulf of Mexico and the North Sea.

     Other areas that contained a number of what were believed to be undervalued stocks included retail. One such stock was Wal-Mart. We believed the market had underestimated the company's potential to improve return on assets, given Wal-Mart's recent restructuring and expansion overseas. The stock contributed positively to the Portfolio's performance.

     With regard to sectors, the Portfolio's industry weightings, few changes were made during the final quarter of 1997 and it remained broadly diversified by industry. Given the prevailing market conditions, we saw little incentive from a risk-reward perspective, to heavily overweight sectors, though it should be stressed that we will significantly increase specific industry weightings as stock valuations warrant it. During this quarter, it was company-specific factors rather than top-down considerations that continued

[36]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO

to influence stock selection.

     At year-end, the Portfolio continued to hold a modest overweighting in the financial-services sector comprised of insurance, asset-management and mortgage-services issues that we found to be reasonably priced. Within this sector, the Portfolio was underweighted in both banks and savings & loans. An exception to this pattern was Citicorp, which we considered to be attractively valued.

     Technology was a sector in which we reduced exposure during the past three months. This was accomplished by eliminating positions in disk-drive manufacturers where competition within the industry is increasing. Warburg Pincus still finds value among industry leaders in the computer sector, but overall exposure to the sector was trimmed.

     The Portfolio retained its significant position in the food, beverages & tobacco sectors. Among the issues that helped boost performance during the final quarter was Sara Lee where the company announced better-than-expected earnings growth during October. The Portfolio's retail exposure was pared on profit-taking, while its weighting in the consumer non-durables sector was increased. Here, Warburg Pincus viewed market volatility as a purchasing opportunity and added two names to the Portfolio: Newell, a diverse office-products and home furnishings manufacturer, and Premark International which markets its food and decorative products to commercial as well as retail customers. In each of these companies, we believe there is an opportunity to benefit as they streamline costs and expand revenues as a result of recent acquisitions.

     Looking forward to 1998, Warburg Pincus anticipates a continuation of the volatility that has characterized the markets for the past several months. This is due in large part to enduring concerns relating to uncertainties in the Asian markets. Within this context, bottom-up stock selection remains crucial. We will continue to evaluate existing holdings and potential acquisitions on a risk-adjusted total-return basis, holding and purchasing those stocks we believe have the better potential for longer-term performance.

---------------------------------------[Line Chart]----------------------------

                Growth and Income Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

S&P 500 Index
Growth & Income Portfolio

                        S&P                 GROWTH &
                        500                 INCOME
DATE                    INDEX               PORTFOLIO
----                    ------              -----

05/01/92                10,000              10,000
06/30/92                 9,958               9,696
09/30/92                10,272               9,824
12/31/92                10,787              10,820
03/31/93                11,256              11,276
06/30/93                11,310              11,300
09/30/93                11,598              11,895
12/31/93                11,867              12,436
03/31/94                11,420              12,070
06/30/94                11,470              11,996
09/30/94                12,031              12,248
12/31/94                12,028              11,910
03/31/95                13,195              12,871
06/30/95                14,451              14,352
09/30/95                15,596              15,496
12/31/95                16,532              15,908
03/31/96                17,512              16,489
06/30/96                18,399              17,365
09/30/96                19,074              17,639
12/31/96                20,767              19,548
03/31/97                20,860              19,874
06/30/97                24,494              22,999
09/30/97                26,326              25,028
12/31/97                27,079              25,200



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                         GROWTH &                S&P 500
                                          INCOME                  INDEX
1 YEAR                                    28.92%                 33.35%
5 YEAR                                    18.42%                 20.23%
INCEPTION                                 17.70%                 19.20%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth and Income Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

____________________________________________________________________________[37]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                               December      December      December      December      December
                                               31, 1997      31, 1996      31, 1995      31, 1994      31, 1993

Net asset value, beginning of year           $     16.91   $     14.41   $     11.22   $     12.35   $     11.10

Income From Investment Operations
  Net investment income                             0.15          0.18          0.15          0.13          0.12
  Net gains and losses on securities
   (both realized and unrealized)                   4.67          3.12          3.62         (0.65)         1.53
                                             -----------   -----------   -----------   -----------   -----------

 Total from investment operations                   4.82          3.30          3.77         (0.52)         1.65

Less Distributions to Shareholders
  Dividends from net investment income             (0.15)        (0.18)        (0.15)        (0.13)        (0.12)
  Dividends in excess of net investment income
  Distributions from capital gains                 (4.21)        (0.62)        (0.29)        (0.48)        (0.28)
  Distributions in excess of capital gains         (0.26)                      (0.14)
  Returns of capital
                                             -----------   -----------   -----------   -----------   -----------

  Total distributions                              (4.62)        (0.80)        (0.58)        (0.61)        (0.40)

Net asset value, end of year                 $     17.11   $     16.91   $     14.41   $     11.22   $     12.35
                                             ===========   ===========   ===========   ===========   ===========

Total Return (A)                                   28.92%        22.88%        33.58%        (4.24%)       14.94%

Ratios to Average Net Assets:
  Expenses                                          0.85%         0.88%         0.92%         1.10%         1.35%
  Net investment income                             1.03%         1.39%         1.50%         1.52%         1.38%

Portfolio Turnover Rate                           129.53%        35.69%        32.30%        38.17%        77.68%

Average Commission Rate Paid                  $    0.0604   $    0.0700

Net Assets, At End of Year                    $39,678,076   $23,711,696   $13,126,023   $ 5,610,472   $ 2,831,442

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[38]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
COMMON STOCK--110.23%

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Aerospace Equipment & Systems-9.13%
AlliedSignal, Inc.                            11,800           $  459,462
Gulfstream Aerospace Corp.+                   22,500              658,125
Litton Industries, Inc.+                      10,150              583,625
Lockheed Martin Corp.                          6,250              615,625
Raytheon Co., Class A+                        11,900              586,819
United Technologies Corp.                      9,900              720,844
                                                               ----------
                                                                3,624,500
                                                               ----------
Appliances-0.67%
Maytag Corp.                                   7,100              264,919
                                                               ----------
Automotive Manufacturing-5.13%
Chrysler Corp.                                38,500            1,354,719
Ford Motor Co.                                14,000              681,625
                                                               ----------
                                                                2,036,344
                                                               ----------
Automotive Parts & Accessories-2.49%
Cummins Engine Co., Inc.                       6,100              360,281
ITT Industries, Inc.                          20,000              627,500
                                                               ----------
                                                                  987,781
                                                               ----------
Banking-1.02%
The Bank of New York Company,
 Inc.                                           7,000              404,688
                                                               ----------

Beverages-1.98%
Anheuser Busch Companies, Inc.                17,850              785,400
                                                               ----------

Building & Construction-2.24%
USG Corp.+                                    18,100              886,900
                                                               ----------
Chemicals-2.86%
Ferro Corp.                                   10,500              255,281
IMC Global, Inc.                               7,400              242,350
Union Carbide Corp.                           14,900              639,769
                                                               ----------
                                                                1,137,400
                                                               ----------


+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Computer Equipment & Services-3.65%
Hewlett Packard Co.                            5,500           $  343,750
International Business Machines
 Corp.                                        10,550            1,103,134
                                                               ----------
                                                                1,446,884
                                                               ----------
Computer Network Products & Services-1.78%
Automatic Data Processing, Inc.                5,450              334,494
Sun Microsystems, Inc.+                        9,300              370,837
                                                               ----------
                                                                  705,331
                                                               ----------
Consumer Products-1.27%
Ralston-Ralston Purina Group                   2,900              269,519
Swedish Match Co., ADR                         7,000              232,750
                                                               ----------
                                                                  502,269
                                                               ----------
Electronics-1.00%
Emerson Electric Co.                           7,050              397,884
                                                               ----------
Financial Services-8.89%
American Express Co.                             500               44,625
Citicorp                                       8,400            1,062,074
Deluxe Corp.                                   6,400              220,800
Finova Group, Inc.                            10,650              529,172
Fannie Mae                                    10,800              616,275
Freddie Mac                                    8,600              360,663
H&R Block, Inc.                                4,600              206,138
Household International, Inc.                  1,400              178,588
Lehman Brothers Holdings, Inc.                 6,050              308,550
                                                               ----------
                                                                3,526,885
                                                               ----------
Food Processing-4.74%
Philip Morris Companies, Inc.                 23,300            1,055,781
RJR Nabisco Holdings, Corp.                   12,000              450,000
Sara Lee Corp.                                 6,650              374,478
                                                               ----------
                                                                1,880,259
                                                               ----------

                       See notes to financial statements.

____________________________________________________________________________[39]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          GROWTH AND INCOME PORTFOLIO
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Household Products-1.69%
Newell Co.                                     5,100           $  216,750
Premark International, Inc.                   15,600              452,400
                                                               ----------
                                                                  669,150
                                                               ----------
Industrial Machines-0.80%
Unova, Inc.+                                  19,200              315,600
                                                               ----------
Insurance-7.22%
MBIA, Inc.                                     8,600              574,588
PMI Group, Inc.                               12,000              867,749
Provident Companies, Inc.                     10,800              417,150
Terra Nova Bermuda Holdings,
 Ltd., Class A+                                9,000              236,250
Travelers Property Casualty Corp.              9,400              413,600
W.R. Berkley Corp.                             8,100              355,388
                                                               ----------
                                                                2,864,725
                                                               ----------
Lodging-1.73%
La Quinta Inns, Inc.                          35,600              687,525
                                                               ----------
Machinery-1.45%
Caterpillar, Inc.                              5,100              247,669
Ingersoll-Rand Co.                             8,100              328,050
                                                               ----------
                                                                  575,719
                                                               ----------
Manufacturing-6.36%
American Standard Companies,
 Inc.+                                        11,600              444,425
Harsco Corp.                                  13,000              560,625
Olin Corp.                                     8,600              403,125
Polaroid Corp.                                11,200              545,300
Unilever N.V., N.Y. Shares                     9,150              571,303
                                                               ----------
                                                                2,524,778
                                                               ----------
Medical - Healthcare Services-6.65%
American Home Products, Inc.                   8,800              673,199
Baxter International, Inc.                    10,150              511,941
Foundation Health Systems, Inc.+               5,900              132,013



+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                              Number         Market Value
Company                                    of Shares             (Note B)
--------------------------------------------------------------------------------
Medical - Healthcare Services-(Continued)
Tenet Healthcare Corp.+                       12,700   $          420,688
Trigon Healthcare, Inc.+                      21,100              551,237
Wellpoint Health Networks, Inc.+               8,300              350,675
                                                               ----------
                                                                2,639,753
                                                               ----------
Mining & Metals-2.66%
Alumax, Inc.+                                 19,800              673,200
Aluminum Company of America                    5,450              383,544
                                                               ----------
                                                                1,056,744
                                                               ----------
Office Equipment & Supplies-0.67%
Pitney Bowes, Inc.                             2,950              265,316
                                                               ----------
Oil & Gas - Drilling & Exploration-13.28%
British Petroleum, PLC, ADR                   18,768            1,495,574
Exxon Corp.                                   16,250              994,297
Mobil Corp.                                   11,700              844,594
Noble Drilling Corp.+                         14,850              454,781
Reading & Bates Corp.+                        10,100              422,938
Total, SA                                     12,300              682,650
Transocean Offshore, Inc.                      7,800              375,863
                                                               ----------
                                                                5,270,697
                                                               ----------
Pharmaceuticals-3.71%
Merck & Co., Inc.                              8,600              913,750
Rhone-Poulenc, SA, ADR                        12,550              556,906
                                                               ----------
                                                                1,470,656
                                                               ----------
Rail Transportation-1.71%
Burlington Northern Santa Fe                   3,100              288,106
CSX Corp.                                      7,200              388,800
                                                               ----------
                                                                  676,906
                                                               ----------
Retail Stores-6.58%
Carson Pirie Scott & Co.+                      3,500              175,438
Federated Department Stores,
 Inc.+                                        17,200              740,674

                       See notes to financial statements.

[40]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997--CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Retail Stores-(Continued)
May Department Stores Co.                      7,000   $          368,813
Neiman Marcus Group, Inc.+                     7,800              235,950
Payless ShoeSource, Inc.+                      7,250              486,656
Rite Aid Corp.                                   600               35,213
Wal-Mart Stores, Inc.                         14,400              567,900
                                                               ----------
                                                                2,610,644
                                                               ----------
Telecommunications-6.37%
Alltel Corp.                                   5,500              225,844
Ameritech Corp.                                6,600              531,300
Bell Atlantic Corp.                           10,209              929,018
BellSouth Corp.                                8,600              484,288
SBC Communications, Inc.                       4,900              358,925
                                                               ----------
                                                                2,529,375
                                                               ----------
Utilities - Electric & Gas-2.50%
Allegheny Energy, Inc.                         7,800              253,500
American Electric Power Co., Inc.              6,600              340,725
DQE, Inc.                                        400               14,050
Entergy Corp.                                  7,100              212,556
Illinova Corp.                                 6,400              172,400
                                                               ----------
                                                                  993,231
                                                               ----------

   Total Common Stock
   (Cost $41,473,626)                                          43,738,263
                                                               ----------


+Non-income producing security.

--------------------------------------------------------------------------------
PREFERRED STOCK--2.67%

                                              Number         Market Value
Company                                    of Shares             (Note B)
--------------------------------------------------------------------------------
Financial Services-1.02%
Equity Residential Properties,
   7.250%                                      15,800           $  404,875
                                                                ----------
Insurance-0.84%
Allstate Corp., Conv., 6.765%                   5,550              333,000
                                                                ----------
Telecommunications-0.81%
Airtouch Communications, Inc.,
   6.000%                                       9,000              320,625
                                                                ----------

Total Preferred Stock
(Cost $1,020,594)                                                1,058,500
                                                                ----------


                       See notes to financial statements.
____________________________________________________________________________[41]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           GROWTH AND INCOME PORTFOLIO
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
CORPORATE BONDS--1.33%

                                            Principal         Market Value
Company                                         Value             (Note B)
--------------------------------------------------------------------------------
Electronics-0.49%
Micron Technology, Inc., 7.000%,
 Conv., due 07/01/04                        $210,000          $   194,775
                                                              -----------
Retail Stores-0.84%
Costco Companies, Inc., Zero
 Coupon, due 08/19/17                        200,000              119,250
Rite Aid Corp., 144A, 5.250%,
 due 09/15/02                                200,000              216,000
                                                              -----------
                                                                  335,250
                                                              -----------

 Total Corporate Bonds
 (Cost $519,537)                                                  530,025
                                                              -----------


+Non-income producing security.
--------------------------------------------------------------------------------
WARRANTS--0.02%

                                              Number         Market Value
Company                                    of Shares             (Note B)
--------------------------------------------------------------------------------
Pharmaceutical-0.02%
Rhone-Poulenc, SA, ADR+                        2,100          $     6,825
                                                              -----------
 Total Warrants
 (Cost $5,906)                                                      6,825
                                                              -----------

 Total Investments
 (Cost $43,019,663)                           114.25%          45,333,613

Other assets, less liabilities                (14.25)          (5,655,537)
                                              ------          -----------
 Total Net Assets                             100.00%         $39,678,076
                                              ======          ===========

                       See notes to financial statements.

[42]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

                       "We have focused the Portfolio on
                       areas where we have a high degree
                        of confidence in the companies'
                      earnings ability. If we are correct,
                       these companies will be recognized
                      for their relative earnings strength
                       and their relative price/earnings
                            ratios will appreciate."

--Mark Pinto, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

--------------------------------------------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek capital growth. Realization of income is
                 not a significant investment consideration and
                     any income realized will be incidental.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                  $124,123,995

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       48

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     91.66%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

                                 MARK PINTO, CFA
                                 Vice President

[bullet] Joined Janus Capital Corporation in 1994

[bullet] 12 years of investment experience

[bullet] B.A. from Yale University

[bullet] M.B.A. from Harvard University

[bullet] Chartered Financial Analyst
____________________________________________________________________________[43]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                              % of Portfolio++

                              Common Stock-99.16%
                              Cash-0.84%

--------------------------------------------------------------------------------

----------------------------------------------
                                  PERCENT OF
TOP TEN EQUITIES                   PORTFOLIO
----------------------------------------------
Coca-Cola Enterprises, Inc.          5.04%
Microsoft Corp.                      4.48%
E.I. du Pont de Nemours
  & Co.                              4.10%
General Electric Co.                 4.02%
Warner-Lambert Co.                   4.00%
Pfizer, Inc.                         3.99%
SLM Holding Corp.                    3.95%
Dell Computer Corp.                  3.88%
Monsanto Co.                         3.84%
Schlumberger, Ltd.                   3.82%

----------------------------------------------
                                  PERCENT OF
TOP TEN INDUSTRIES                 PORTFOLIO
----------------------------------------------
Financial Services                  22.74%
Pharmaceuticals                     12.95%
Chemicals                           11.95%
Computer Software - Mini
  & Micro                            6.66%
Beverages                            5.04%
Oil & Gas - Equipment &
  Field Services                     4.64%
Computers                            4.58%
Airlines                             3.91%
Telecommunications
  Equipment                          3.22%
Oil & Gas - Drilling &
  Exploration                        3.15%

       ++Represents market value of
           investments plus cash.

    As the year ended, Southeast Asia became the focal point of international markets, injecting volatility into equities worldwide. Despite substantial, and at times unsettling fluctuations, the S&P 500 Index gained 2.87% during the fourth quarter.

    Asia's expanding financial crisis engulfed new victims, and South Korea, the world's eleventh largest economy, became the latest to be infected with the "Asian Contagion." At home, the growing Asian downturn raised new concerns about corporate earnings, and those companies with exposure to the region saw their shares decline. As a result, the Dow Jones experienced its worst single day point decline, dropping over 555 points on October 27. Markets around the world moved lower, and most established markets actually experienced a true correction.

    However, domestic and European equities proved resilient, and many investors treated the decline as a buying opportunity. Specifically, a global flight toward quality benefited the Treasury market, where long-term yields fell from 6.40% to 5.92%--a substantial decline. Although stocks drew strength from falling interest rates, the rebound was limited in scope. The large multinationals drove the S&P 500's gains towards year-end, although most other areas underperformed the Index. For the quarter, the Dow Jones was essentially flat, returning (0.01%), while the NASDAQ Composite and the Russell 2000 declined 6.85% and 3.35%, respectively.

    During the period, we stayed true to our discipline and invested in superior companies with solid growth potential. We continued to hold several high-quality pharmaceutical manufacturers, including Eli Lilly, Pfizer, and Warner-Lambert. These companies have either launched or are rolling out several exciting new products with exceptional sales potential. Lilly is scheduled to launch Evista, which treats osteoporosis and acts as a hormone replacement therapy for women, while Pfizer plans to introduce Viagra, a new treatment for male impotence. These new products, coupled with an aging population that will increasingly draw on pharmaceutical products to treat ailments, should create a solid long-term earnings scenario for the drug manufacturers. Although Waner-Lambert enjoyed an incredible run in 1997, the stock price suffered a temporary setback during the fourth quarter. One of its two new blockbuster drugs (Rezulin) received negative press over concerns related to liver toxicity; however, due to Rezulin's quality of life improvements for Type 2 diabetics, we still believe that the drug could eventually generate over a billion dollars in sales per year.

    We also added Bristol-Meyers Squibb during the period. The company recently outlined an aggressive new commitment to research and development (R&D), which should dramatically expand its product pipeline in the coming years. The company already has over thirty pre-clinical compounds in development, so the additional emphasis on R&D should further enhance the company's product pipeline.

    Among our financial services companies, Fannie Mae and Freddie Mac were standouts. The decline in long-term yields helped both positions, as did the Federal Reserve's decision to stay on the sidelines. Loan volumes are up almost 15% year-over-year, while the decline in mortgage yields is boosting refinancings and new loan volumes. Our position in Charles Schwab also appreciated nicely. Schwab has embraced cutting-edge technology, and this has helped the discount brokerage house gain market share, even from its full service competitors. Meanwhile, Sallie Mae, the largest private student loan organization, lost ground, due primarily to concerns, that

[44]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

the rate on student loans would be cut. With the government's lending program in disarray, it is highly unlikely that Congress would disincentivize the private lending program. We opted instead to increase our position because Sallie Mae's fundamentals appear solid and the stock is trading at very reasonable valuations.

    The technology sector was generally weak due to fears that Asia's downturn would impact earnings, so wefocused on blue-chip companies with predictable earnings streams. Microsoft remains a core position in the Portfolio. The company dominates the software industry, and is now making strong headway into networking with the proliferation of its Windows NT product. We also held Dell Computers which, despite reporting record earnings, finished the period lower on concerns over the Far East. We still believe that Dell's long-term earnings potential is intact because revenues from the far East account for less than 10% of Dell's sales. Recently, we took advantage of the sector's volatility to add Cisco Systems, the premier networking company.

    Semiconductor stocks were also hurt by Asia's downturn, because a disproportionate share of Asia's technology spending goes to these companies. However, we've maintained, and in some cases boosted, our positions in Intel, Texas Instruments, and ASM Lithography. We are very confident in each company's ability to grow earnings, given the strength of their businesses in other geographies, notably the United States and Europe.

    Even though our positions in the oil services sector came under pressure during the quarter, we remain confident in the long-term potential for our deep-water offshore drilling and oil services stocks. Fears of a global economic slowdown, lower oil and natural gas prices, and the warmest year on record created a negative backdrop for the group, which moved away from its recent peaks. Certainly, a further decline in oil and natural gas prices may curtail exploration and production spending; however, these companies have corrected to a point where the stock prices appear to have factored in this risk, and demand remains strong for oil and gas service providers. New technologies developed by the leading providers, have enabled customers to significantly lower extraction costs, making oil exploration and extraction much more feasible and profitable, even at current energy prices.

    As we enter 1998, weremain constructive on the market for a variety of reasons. With interest rates below 6% and trending lower, stocks are now receiving critical support. And liquidity flows into equities remain strong, fueled in part by lower yields. Looking at the economy, the adjustment to GDP from Asia's downturn will act as a brake on the economy, reining in potentially inflationary growth. Such moderate economic growth is positive for both bonds and equities. If the economy does venture into a less-robust environment, companies that can still show meaningful and consistent earnings growth will be well rewarded. We have, therefore, focused the Portfolio on areas where we have a high degree of confidence in the companies' earnings ability. If we are correct, these companies will be recognized for their relative earnings strength and their relative price/earnings ratios will appreciate. In short, we are very positive on the Portfolio, and as a result, are optimistic about our prospects going into the new year.

    Thank you for your continued investment with Janus.

--------------------------------[Line Chart]------------------------------------

                 Capital Growth Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

Capital Growth Portfolio
S&P 500 Index

                        CAPITAL             S&P
                        GROWTH              500
DATE                    PORTFOLIO           INDEX
----                    ------              -----

05/01/92                10,000              10,000
06/30/92                10,087               9,958
09/30/92                10,925              10,272
12/31/92                12,724              10,787
03/31/93                13,604              11,256
06/30/93                13,635              11,310
09/30/93                14,752              11,598
12/31/93                15,869              11,867
03/31/94                15,387              11,420
06/30/94                14,720              11,470
09/30/94                15,553              12,031
12/31/94                15,353              12,028
03/31/95                16,045              13,195
06/30/95                17,479              14,451
09/30/95                20,143              15,596
12/31/95                21,762              16,532
03/31/96                23,919              17,512
06/30/96                25,766              18,399
09/30/96                26,224              19,074
12/31/96                25,951              20,767
03/31/97                26,015              20,860
06/30/97                30,540              24,494
09/30/97                33,805              26,326
12/31/97                33,582              27,079



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         CAPITAL           S&P 500
                         GROWTH             INDEX
1 YEAR                   29.41%            33.35%
5 YEAR                   21.42%            20.23%
INCEPTION                23.81%            19.20%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio. ____________________________________________________________________________[45]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


FINANCIAL HIGHLIGHTS

                                         Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                          December       December      December      December     December
                                          31, 1997       31, 1996      31, 1995      31, 1994      31, 1993
Net asset value, beginning of year      $     17.26   $     17.38    $     13.38    $    14.26    $    12.42

Income From Investment Operations
   Net investment income (loss)                              0.05           0.03          0.03
   Net gains and losses on securities
    and foreign currency (both
    realized and unrealized)                   4.99          3.24           5.56         (0.49)         3.03
                                        -----------   -----------    -----------    ----------   -----------
   Total from investment operations            4.99          3.29           5.59         (0.46)         3.03

Less Distributions to Shareholders
   Dividends from net investment income                     (0.05)         (0.03)        (0.03)
   Dividends in excess of net
    investment income
   Distributions from capital gains           (0.81)        (3.36)         (1.56)        (0.33)        (1.19)
   Distributions in excess of capital gains   (0.21)                                     (0.06)
   Returns of capital
                                        -----------   -----------    -----------    ----------   -----------

   Total distributions                        (1.02)        (3.41)         (1.59)        (0.42)        (1.19)

 Net asset value, end of year           $     21.23   $     17.26    $     17.38    $    13.38   $     14.26
                                        ===========   ===========    ===========    ==========   ===========

Total Return (A)                              29.41%        19.25%         41.74%        (3.26%)       24.73%

Ratios to Average Net Assets:
   Expenses                                    1.09%         1.13%          1.15%         1.22%         1.33%
   Net investment income                       0.02%         0.30%          0.21%         0.25%        (0.11%)

Portfolio Turnover Rate                       91.66%       147.82%        170.32%       202.04%       162.79%

Average Commission Rate Paid            $     0.0568  $    0.0502

Net Assets, At End of Year              $124,123,995  $70,832,162    $49,853,029    $27,564,086   $15,373,489

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[46]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997

--------------------------------------------------------------------------------
COMMON STOCK--102.25%
                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
 Agricultural Operations-0.57%
 Delta & Pine Land Co.                         23,167         $    706,583
                                                              ------------
 Airlines-4.03%
 Alaska Air Group, Inc.+                       12,175              471,781
 UAL Corp.+                                    48,960            4,528,800
                                                              ------------
                                                                 5,000,581
                                                              ------------
 Automotive Parts & Accessories-1.07%
 Federal-Mogul Corp.                           32,875            1,331,438
                                                              ------------
 Beverages-5.20%
 Coca-Cola Enterprises, Inc.                  181,500            6,454,594
                                                              ------------
 Broadcasting-1.05%
 Tele-Communications, Inc.
  Class A+                                     46,800            1,307,475
                                                              ------------
 Chemicals-12.32%
 Cytec Industries, Inc.+                       55,550            2,607,378
 E.I. du Pont de Nemours & Co.                 87,300            5,243,456
 Monsanto Co.                                 117,175            4,921,350
 Solutia, Inc.                                 94,645            2,525,839
                                                              ------------
                                                                15,298,023
                                                              ------------
 Computer Equipment & Services-0.93%
 Linear Technology Corp.                       20,000            1,152,500
                                                              ------------
 Computer Network Products & Services-2.79%
 Cisco Systems, Inc.                           62,188            3,466,953
                                                              ------------
 Computer Software - Mini & Micro-6.87%
 Cadence Design Systems, Inc.                 113,700            2,785,650
 Microsoft Corp.+                              44,405            5,739,346
                                                              ------------
                                                                 8,524,996
                                                              ------------
 Computers-4.72%
 Compaq Computer Corp.                         16,000              903,000
 Dell Computer Corp.                           59,075            4,962,300
                                                              ------------
                                                                 5,865,300
                                                              ------------


+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
 Electronics-2.00%
 Philips Electronics                            2,134         $    128,005
 Philips Electronics, N.V., ADR                21,275            1,287,137
 Texas Instruments, Inc.                       23,625            1,063,125
                                                              ------------
                                                                 2,478,267
                                                              ------------
 Electronics - Semiconductor-2.75%
 Applied Materials, Inc.                       49,275            1,484,409
 Intel Corp.                                   27,450            1,928,363
                                                              ------------
                                                                 3,412,772
                                                              ------------
 Financial Services-23.45%
 Charles Schwab Corp.                          38,975            1,634,514
 Citicorp                                      26,575            3,360,077
 Fannie Mae                                    80,000            4,565,000
 Federal Home Loan Mortgage
  Corp.                                        75,700            3,174,669
 General Electric Co.                          70,100            5,143,587
 Merrill Lynch & Co., Inc.                     34,750            2,534,578
 MGIC Investment Corp.                         13,250              881,125
 Morgan Stanley, Dean Witter,
  Discover and Co.                             14,125              835,141
 PMI Group, Inc.                                6,925              500,764
 SLM Holding Corp.                             36,320            5,053,020
 Wells Fargo & Co.                              4,201            1,425,977
                                                              ------------
                                                                29,108,452
                                                              ------------
 Food & Household Products-1.50%
 Ralston-Ralston Purina Group                  20,000            1,858,750
                                                              ------------
 Media-2.53%
 CBS Corp.                                     96,975            2,854,701
 Comcast Corp., Special Class A                 9,075              286,430
                                                              ------------
                                                                 3,141,131
                                                              ------------
 Mining & Metals-2.04%
 Assa Abloy, AB, B Shares                      95,511            2,527,904
                                                              ------------
 Machinery-General Industrial-2.07%
 ASM Lithography Holding,  N.V.                38,015            2,566,013
                                                              ------------

                       See notes to financial statements.
____________________________________________________________________________[47]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Oil & Gas - Drilling & Exploration-3.25%
Diamond Offshore Drilling, Inc.               56,375         $  2,713,047
Transocean Offshore, Inc.                     27,450            1,322,747
                                                              -----------
                                                                4,035,794
                                                              -----------
Oil & Gas - Equipment & Field Services-4.78%
Halliburton Co.                               20,130            1,045,502
Schlumberger, Ltd.                            60,725            4,888,362
                                                              -----------
                                                                5,933,864
                                                              -----------
Pharmaceuticals-13.35%
Bristol-Myers Squibb Co.                      26,750            2,531,219
Eli Lilly & Co.                               54,850            3,818,931
Pfizer, Inc.                                  68,425            5,101,939
Warner-Lambert Co.                            41,300            5,121,200
                                                              -----------
                                                               16,573,289
                                                              -----------
Retail Stores-0.67%
Fred Meyer, Inc.                              22,900              832,988
                                                              -----------

+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Telecommunications-0.99%
Qwest Communications
 International, Inc.+                          20,600         $  1,225,700
                                                              ------------
Telecommunications Equipment-3.32%
Lucent Technologies, Inc.                      51,550            4,117,556
                                                              ------------

 Total Common Stock
 (Cost $98,828,249)                                            126,920,923
                                                              ------------

 Total Investments
 (Cost $98,828,249)                            102.25%         126,920,923

Other assets, less liabilities                  (2.25)          (2,796,928)
                                               ------          ------------

 Total Net Assets                              100.00%        $124,123,995
                                               ======         ============
--------------------------------------------------------------------------------

                       See notes to financial statements.

[48]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

               "We will continue our strategy of using extensive
                  fundamental research to identify individual
                  securities which we believe are underpriced
               relative to their longer-term earnings prospects."
            --Michael Kelly and Harriet Huber, Portfolio Managers--


--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

--------------------------------------------------------------------------------

                                  FUND MANAGER
                     J.P. Morgan Investment Management, Inc.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek reasonable current income and long-term
                capital growth, consistent with conservation of
                   capital, by investing primarily in common
                       stocks and fixed income securities.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $22,637,577

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       99

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     254.04%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------
                                  MICHAEL KELLY
                                 Vice President

[bullet] Joined J.P. Morgan in 1985

[bullet] Portfolio Manager in the Equity and Balanced Accounts Group

[bullet] M.B.A. from the Wharton School of Business, University of Pennsylvania

[bullet] B.A. from Gettysburg College

--------------------------------------------------------------------------------

                                  HARRIET HUBER
                                 Vice President

[bullet] Joined J.P. Morgan in 1989

[bullet] 19 years industry
         experience

____________________________________________________________________________[49]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                         % of Portfolio++

                         Government & Agency Obligations--34.06%
                         Corporate Bonds--6.53%
                         Cash--3.56%
                         Common Stock--55.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PERCENT OF
TOP TEN HOLDINGS                   PORTFOLIO
--------------------------------------------------------------------------------

U.S. Treasury Notes
  & Bonds                            19.21%
GNMA's                                9.61%
FNMA's                                4.02%
Tosco Corp.                           1.80%
Pfizer, Inc.                          1.64%
Merck & Co., Inc.                     1.57%
MCI Communications Corp.              1.54%
Warner Lambert Co.                    1.36%
Anheuser Busch Companies,
  Inc.                                1.35%
Tele-Communications TCI
  Ventures Group                      1.31%

--------------------------------------------------------------------------------
                                  PERCENT OF
TOP TEN INDUSTRIES                 PORTFOLIO
--------------------------------------------------------------------------------

Telecommunications                    5.70%
Banking                               5.62%
Financial Services                    5.15%
Pharmaceuticals                       4.57%
Oil & Gas - Integrated                3.76%
Utilities - Electric & Gas            2.98%
Oil & Gas - Distribution &
  Marketing                           2.58%
Computer Network Products
  & Services                          2.41%
Beverages                             2.08%
Food Processing                       1.91%

      ++Represents market value of
          investments plus cash.

    After a volatile first quarter, dominated by strong fourth quarter 1996 earnings releases and fears of rising interest rates, the market stabilized in the second quarter as leading indicators pointed to continued low inflation and a cooling U.S. economy. Overall, U.S. equity market returns continued to be dominated by the largest capitalization stocks deemed the "Nifty Fifty", a trend which has been present for the past few years. This trend reversed briefly during the third quarter as the market broadened and the largest companies underperformed. However, the fourth quarter saw a reversion to the "Nifty Fifty" phenomenon as investors sought `safe haven' in the midst of broadening emerging markets turmoil.

    This narrow equity market environment made it very difficult for the majority of active managers to keep pace with the S&P 500. For the year 1997, the top 10 performing S&P stocks accounted for 26% of the Index's advance. Two stocks, General Electric and Microsoft, accounted for over 8% of the Index's gain. As J.P. Morgan continues to view these and a number of the other strongest performing "Nifty Fifty" stocks as overvalued, they were not held in the Balanced Portfolio, thus, contributing to the Portfolio's underperformance relative to the S&P 500.

     During the fourth quarter, the U.S. economy continued to grow at above trend levels. However, the turmoil in Southeast Asia spilled into other markets during the quarter causing increased global financial market volatility and a `flight to quality' with many investors. In

[50]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO


fact, the yield on the 30-year U.S. Treasury bond fell from 6.40% on September 30 to 5.92% on December 31, 1997.

    In equities, Drugs and Finance were the strongest performing S&P 500 sectors during 1997, returning 52% and 48%, respectively. Stock selection within the Balanced Portfolio continued to be strong, especially in the Services sector which returned 38%. Service sector holdings TCI Ventures and Time Warner performed particularly well, returning over 43% and 66%, respectively, for the year.

    Within the fixed income portion of the Portfolio, performance was enhanced by the decision to overweight higher yielding investment-grade corporate and mortgage securities relative to U.S. Treasury securities. Without a strong conviction as to the direction of interest rates throughout much of the year, the Portfolio maintained a duration similar to that of the market index.

    Going into 1998, J.P. Morgan believes the volatility in the financial markets will continue, and for that reason, we have increased the Balanced Portfolio's holdings in Treasury securities. Within asset classes, we will continue our successful strategy of using extensive fundamental research to identify individual securities which we believe are underpriced relative to their longer-term earnings prospects.

---------------------------------[Line Chart]-----------------------------------

         Balanced Portfolio, S&P 500 Index and Balanced Benchmark Index
              Comparision of Change in Value of $10,000 Investment.

Balanced Portfolio
S&P 500 Index

              55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bills


                                      S&P           55% S&P 500
                        BALANCED      500           35% LEHMAN AGGREGATE
DATE                    PORTFOLIO     INDEX         10% 90 DAY T-BILLS
----                    ---------     -----         -----

05/01/92                10,000        10,000        10,099
06/30/92                10,081         9,958        10,070
09/30/92                10,467        10,272        10,403
12/31/92                10,847        10,787        10,712
03/31/93                11,379        11,256        11,129
06/30/93                11,526        11,310        11,273
09/30/93                11,856        11,598        11,545
12/31/93                11,852        11,867        11,702
03/31/94                11,654        11,420        11,351
06/30/94                11,550        11,470        11,347
09/30/94                11,698        12,031        11,691
12/31/94                11,694        12,028        11,725
03/31/95                12,186        13,195        12,573
06/30/95                12,848        14,451        13,516
09/30/95                13,481        15,596        14,220
12/31/95                14,308        16,532        14,917
03/31/96                14,377        17,512        15,286
06/30/96                14,850        18,399        15,717
09/30/96                15,163        19,074        16,114
12/31/96                15,819        20,767        17,056
03/31/97                15,663        20,860        17,298
06/30/97                17,218        24,494        19,176
09/30/97                18,243        26,326        20,172
12/31/97                18,402        27,079        20,736


--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    S&P 500          BALANCED
                   BALANCED          INDEX           BENCHMARK
1 YEAR              16.33%           33.35%           21.58%
5 YEAR              11.15%           20.23%           14.12%
INCEPTION           11.35%           19.20%           13.72%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio. ____________________________________________________________________________[51]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

  FINANCIAL HIGHLIGHTS

                                              Year Ended    Year Ended     Year Ended     Year Ended            Year Ended
                                               December      December       December       December              December
                                               31, 1997      31, 1996       31, 1995       31, 1994              31, 1993
Net asset value, beginning of year          $    12.07    $    11.91       $     10.62      $      11.22      $      10.77

 Income From Investment Operations
 Net investment income                            0.30          0.26              0.37              0.32              0.25
 Net gains and losses on securities
  (both realized and unrealized)                  1.60          0.99              1.99             (0.47)             0.74
                                            ----------    ----------        -----------      ------------      ------------

 Total from investment operations                 1.90          1.25              2.36             (0.15)             0.99

Less Distributions to Shareholders
 Dividends from net investment                   (0.30)        (0.26)            (0.37)            (0.32)            (0.25)
  income
 Dividends in excess of net
  investment income
 Distributions from capital gains                (1.64)        (0.83)            (0.70)            (0.13)            (0.25)
 Distributions in excess of capital              (0.28)                                                              (0.04)
  gains
 Returns of capital
                                            ----------    ----------        -----------      ------------      ------------

Total distributions                              (2.22)        (1.09)            (1.07)            (0.45)            (0.54)

Net asset value, end of year                $    11.75    $    12.07        $     11.91      $      10.62      $      11.22
                                            ==========    ==========        ===========      ============      ============

Total Return (A)                                 16.33%        10.56%            22.35%            (1.33%)            9.27%

Ratios to Average Net Assets:
 Expenses                                         0.97%         0.97%             0.99%             1.01%             1.07%
 Net investment income                            2.60%         2.20%             3.20%             3.34%             2.79%

Portfolio Turnover Rate                        254.04%        222.35%           164.70%           103.68%            65.49%

Average Commission Rate Paid                $    0.0351   $   0.0601

Net Assets, At End of Year                  $22,637,577   $18,256,430       $14,532,268        $4,764,853      $ 11,703,898

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[52]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------

COMMON STOCK--65.18%

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Aerospace Equipment & Systems-1.52%
AlliedSignal, Inc.                              7,200   $          280,350
Boeing Co., The                                 1,300               63,619
                                                                 ---------
                                                                   343,969
                                                                 ---------
Automotive Parts & Accessories-1.24%
Goodyear Tire & Rubber Co.                      4,400              279,950
                                                                 ---------
Banking-4.80%
Chase Manhattan Bank                            1,200              131,400
First Union Corp.                               6,390              327,487
Fleet Financial Group, Inc.                     2,100              157,369
NationsBank Corp.                               3,750              228,047
Providian Financial Corp.                       3,800              171,713
Southtrust Corp.                                1,100               69,781
                                                                 ---------
                                                                 1,085,797
                                                                 ---------
Beverages-2.43%
Anheuser Busch Companies, Inc.                  8,100              356,399
PepsiCo, Inc.                                   5,300              193,119
                                                                 ---------
                                                                   549,518
                                                                 ---------
Chemicals-0.86%
Albermarle Corp.                                2,200               52,525
Dow Chemical Co.                                1,400              142,100
                                                                 ---------
                                                                   194,625
                                                                 ---------
Computer Equipment & Services-1.98%
EMC Corp./Mass+                                11,100              304,555
Quantum Corp.+                                  7,200              144,450
                                                                 ---------
                                                                   449,005
                                                                 ---------
Computer Network Products & Services-2.81%
Bay Networks, Inc.+                             3,900               99,694
Cisco Systems, Inc.+                            2,050              114,288
First Data Corp.                                8,600              251,549
Sun Microsystems, Inc.+                         4,300              171,463
                                                                 ---------
                                                                   636,994
                                                                 ---------

+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED


                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Computer Software - Mini & Micro-0.23%
Autodesk, Inc.                                  1,400   $           51,800
                                                                 ---------
Computers-1.34%
International Business
 Machines Corp.                                 2,900              303,231
                                                                 ---------
Electrical Equipment-1.47%
Cooper Industries, Inc.                         6,800              333,200
                                                                 ---------
Electronics-1.44%
Emerson Electric Co.                            2,600              146,737
Tyco International, Ltd.                        4,000              180,250
                                                                 ---------
                                                                   326,987
                                                                 ---------
Electronics - Semiconductor-0.45%
Motorola, Inc.                                  1,800              102,713
                                                                 ---------
Environmental Control-1.40%
WMX Technologies, Inc.                         11,500              316,250
                                                                 ---------
Financial Services-2.95%
American Express Co.                            1,600              142,800
Financial Security Assurance
 Holdings, Ltd.                                 2,700              130,275
Morgan Stanley, Dean Witter,
 Discover and Co.                               3,200              189,200
Washington Mutual, Inc.                         3,200              204,200
                                                                 ---------
                                                                   666,475
                                                                 ---------
Food Processing-2.23%
Philip Morris Companies, Inc                    6,400              290,000
Ralston-Ralston Purina Group                    2,300              213,756
                                                                 ---------
                                                                   503,756
                                                                 ---------
Household Products-1.41%
Procter & Gamble Co.                            4,000              319,250
                                                                 ---------
Insurance-1.28%
Marsh & McLennan, Inc.                          3,900              290,794
                                                                 ---------


                       See notes to financial statements.
____________________________________________________________________________[53]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Lodging-0.44%
ITT Corp.+                                      1,200   $           99,450
                                                                 ---------
Manufacturing-0.79%
Tenneco, Inc.                                   4,550              179,725
                                                                 ---------
Medical - Biotech-0.44%
Perkin-Elmer Corp.                              1,400               99,488
                                                                 ---------
Medical - Healthcare Services-1.96%
Humana, Inc.+                                   5,300              109,975
United Healthcare Corp.                         6,700              332,905
                                                                 ---------
                                                                   442,880
                                                                 ---------
Mining & Metals-0.31%
Allegheny Teledyne, Inc.                        2,700               69,863
                                                                 ---------
Multimedia-0.36%
Time Warner, Inc.                               1,300               80,600
                                                                 ---------
Oil & Gas - Distribution & Marketing-2.11%
Tosco Corp.                                    12,600              476,438
                                                                 ---------
Oil & Gas - Equipment & Field Services-1.15%
Input/Output, Inc.+                             8,800              261,250
                                                                 ---------
Oil & Gas - Integrated-4.39%
Atlantic Richfield Co.                          1,900              152,238
Enron Corp.                                     4,500              187,031
Exxon Corp.                                     3,500              214,156
Mobil Corp.                                     4,000              288,750
Occidental Petroleum Corp.                      5,200              152,425
                                                                 ---------
                                                                   994,600
                                                                 ---------
Paper Products-0.88%
Temple-Inland, Inc.                             3,800              198,788
                                                                 ---------

+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Pharmaceuticals-5.33%
Merck & Co., Inc.                               3,900   $          414,375
Pfizer, Inc.                                    5,800              432,463
Warner Lambert Co.                              2,900              359,600
                                                                 ---------
                                                                 1,206,438
                                                                 ---------
Rail Transportation-1.77%
Union Pacific Corp.                             4,800              299,700
Wisconsin Central Transportation
 Corp.+                                         4,300              100,513
                                                                 ---------
                                                                   400,213
                                                                 ---------
Real Estate-2.08%
Simon Debartolo Group, Inc.                     4,700              153,631
Starwood Lodging Trust                          5,500              318,313
                                                                 ---------
                                                                   471,944
                                                                 ---------
Retail Stores-1.12%
Circuit City Stores-Circuit
 City Group                                     3,400              120,913
Federated Department Stores, Inc.+              3,100              133,493
                                                                 ---------
                                                                   254,406
                                                                 ---------
Telecommunications-6.65%
GTE Corp.                                       6,100              318,725
MCI Communications Corp.                        9,500              406,718
Sprint Corp.                                    4,300              252,088
Tele-Communications TCI Ventures
 Group+                                        12,204              345,526
U.S. West Media Group+                          6,300              181,913
                                                                 ---------
                                                                 1,504,970
                                                                 ---------
Textiles & Apparel-1.88%
Fruit of the Loom, Inc.+                        9,600              246,000
Westpoint Stevens, Inc.+                        3,800              179,550
                                                                 ---------
                                                                   425,550
                                                                 ---------
Toys-1.15%
Toys R Us+                                      8,300              260,931
                                                                 ---------

                       See notes to financial statements.
[54]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Travel Services-0.93%
Galileo International, Inc.                     7,600          $   209,950
                                                                 ---------
Utilities - Electric & Gas-1.60%
Dominion Resources, Inc.                        2,900              123,431
New England Electric System                     3,700              158,175
Northern States Power Co.                       1,400               81,550
                                                                ----------
                                                                   363,156
                                                                ----------
  Total Common Stock
  (Cost $14,326,806)                                            14,754,954
                                                                ----------

--------------------------------------------------------------------------------
CORPORATE BONDS--7.62%

                                            Principal         Market Value
Company                                       Value               (Note B)
--------------------------------------------------------------------------------
Banking-1.78%
Canadian Imperial Bank, 6.200%,
 due 08/01/00                                $200,000             $200,599
Providian Master Trust, 6.250%,
 due 06/15/07                                 200,000              201,012
                                                                ----------
                                                                   401,611
                                                                ----------
Financial Services-3.07%
First Union-Lehman Brothers CMT,
 6.650%, due 11/18/29                         100,000              100,906
Fleetwood Credit Corp., Grantor
 Trust, 6.900%, due 03/15/12                   36,378               36,894
Green Tree Financial Corp., 6.270%,
 due 09/15/12                                 200,000              201,028
Morgan Stanley Capital I, 6.590%,
 due 10/03/30                                 149,326              150,866
Sears Roebuck Acceptance Corp.,
 6.930%, due 11/15/02                         200,000              205,466
                                                                ----------
                                                                   695,160
                                                                ----------

+Non-income producing security.

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                              Principal       Market Value
Company                                         Value             (Note B)
--------------------------------------------------------------------------------
Oil & Gas - Distribution & Marketing-0.90%
Trans-Canada Pipelines, Med. Term
 Note, 7.060%, due 10/14/25                   $200,000          $   204,904
                                                                 ----------
Utilities - Electric & Gas-1.87%
National Fuel Gas, Med. Term
 Note, 6.214%, due 08/12/27                    200,000              203,688
Southern Company Cap Trust I,
 8.190%, due 02/01/37                          200,000              219,256
                                                                 ----------
                                                                    422,944
                                                                 ----------
  Total corporate bonds
  (Cost $1,700,835)                                               1,724,619
                                                                 ----------

--------------------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS--39.76%

                                              Principal        Market Value
Company                                         Value              (Note B)
--------------------------------------------------------------------------------
Foreign Government Obligations-1.43%
Quebec Province, 7.500%,
 due 07/15/23                                 $300,000          $   324,222
                                                                 ----------
U.S. Government & Agency Obligations-38.33%
Federal National Mortgage
 Association, Pool #376093,
 8.500%, due 05/01/27                           63,272               66,139
Federal National Mortgage
 Association, Pool #393172,
 8.500%, due 07/01/27                          514,695              538,016
Federal National Mortgage
 Association, Pool #395415,
 7.000%, due 11/01/27                          454,500              458,193
Government National Mortgage
 Association, Pool #351336,
 6.500%,  due 12/15/23                         167,413              165,791
Government National Mortgage
 Association, Pool #354765,
 7.000%, due 02/15/24                           79,283               79,977
--------------------------------------------------------------------------------

                       See notes to financial statements.

____________________________________________________________________________[55]

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------

GOVERNMENT & AGENCY OBLIGATIONS--CONTINUED

                                            Principal          Market Value
Company                                       Value              (Note B)
--------------------------------------------------------------------------------
U.S. Government & Agency Obligations-(Continued)
Government National Mortgage
 Association, Pool #378174,
 7.000%, due 05/15/24                      $  514,883           $  519,388
Government National Mortgage
 Association, Pool #780035,
 6.500%, due 07/15/24                         297,224              294,792
Government National Mortgage
 Association, Pool #423323,
 6.500%, due 04/15/26                         981,287              971,781
Government National Mortgage
 Association, Pool #455491,
 7.500%, due 09/15/27                         493,701              506,198
U.S. Treasury Bond, 6.250%,
 due 08/15/23                                 275,000              283,508
U.S. Treasury Note, 5.875%,
 due 02/15/00                                  45,000               45,197
U.S. Treasury Note, 6.000%,
 due 08/15/00                                 771,000              776,783
U.S. Treasury Note, 6.250%,
 due 10/31/01                                 700,000              712,468
U.S. Treasury Note, 6.250%,
 due 08/31/02                                 320,000              326,700
--------------------------------------------------------------------------------

GOVERNMENT & AGENCY OBLIGATIONS--CONTINUED

                                            Principal           Market Value
Company                                       Value              (Note B)
--------------------------------------------------------------------------------
U.S. Government & Agency Obligations-(Continued)
U.S. Treasury Note, 6.250%,
 due 02/15/03                               $  500,000          $   511,250
U.S. Treasury Note, 5.750%,
 due 08/15/03                                1,045,000            1,046,307
U.S. Treasury Note, 7.875%,
 due 11/15/04                                  760,000              849,775
U.S. Treasury Note, 6.500%,
 due 10/15/06                                  500,000              523,750
                                                                 ----------
                                                                  8,676,013
                                                                 ----------

  Total Government &
   Agency Obligations
  (Cost $8,831,779)                                              9,000,235
                                                                ----------

  Total Investments
  (Cost $24,859,420)                           112.56%          25,479,808

 Other assets, less liabilities                (12.56)          (2,842,231)
                                               ------           ----------

   Total Net Assets                            100.00%         $22,637,577
                                               ======          ===========

--------------------------------------------------------------------------------
                       See notes to financial statements.

[56]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                "Emerging growth stocks should generate stronger
                 relative earnings growth than their large cap,
                 multinational counterparts, who are typically
                     more exposed to the turmoil in Asia."
           --John W. Ballen and Toni Y. Shimura, Portfolio Managers--

--------------------------------------------------------------------------------
                                 INCEPTION DATE
                                   May 1, 1995

--------------------------------------------------------------------------------

                                  FUND MANAGER
                      Massachusetts Financial Services Co.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
              primarily in common stocks of small and medium-sized
             companies. The Portfolio is intended for investors who
               understand and are willing to accept risks entailed
                     in seeking long-term growth of capital.

--------------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/97
                                   $56,229,175

--------------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       180

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     122.85%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

                                 JOHN W. BALLEN
                              Senior Vice President

[bullet] Director, MFS Equity Portfolio Management

[bullet] Joined MFS in 1984

[bullet] Serves as MFS senior small capitalization growth equity portfolio manager

[bullet] M.B.A. from Standford University Graduate School of Business

[bullet] B.A. from Harvard University

--------------------------------------------------------------------------------
                                 TONI Y. SHIMURA
                           Vice President, Investments

[bullet] Joined J.P. Morgan in 1987

[bullet] M.B.A. from Sloan School of Management, Massachusetts Institute of
         Technology

[bullet] B.A. from Wellesley College

____________________________________________________________________________[57]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

---------------------------------[Pie Chart]------------------------------------

                         % of Portfolio++

                         Common Stock--91.54%
                         Short-Term Obligations--4.35%
                         Cash--2.41%
                         Preferred Stock--1.70%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  PERCENT OF
TOP TEN EQUITIES                   PORTFOLIO
--------------------------------------------------------------------------------

Cendant Corp.                        8.36%
Tyco International, Ltd.             6.14%
Computer Associates
  International, Inc.                4.96%
Cisco Systems, Inc.                  4.41%
Oracle Corp.                         3.50%
United Healthcare Corp.              3.26%
BMC Software, Inc.                   3.21%
Microsoft Corp.                      3.05%
Compuware Corp.                      2.91%
Cadence Design Systems,
  Inc.                               2.76%

--------------------------------------------------------------------------------
                                  PERCENT OF
TOP TEN INDUSTRIES                 PORTFOLIO
--------------------------------------------------------------------------------

Computer Software - Mini
  & Micro                           10.42%
Computer Software -
  Mainframe                          9.24%
Business & Public Services           8.76%
Retail Stores                        6.83%
Medical - Healthcare Services        6.27%
Electronics                          6.20%
Broadcasting                         6.17%
Telecommunications                   5.77%
Computer Network Products
  & Services                         5.61%
Computer Information
  Systems                            5.22%

       ++Represents market value of
           investments plus cash.


    For the one year period ended December 31, 1997, the JPVF Emerging Growth Portfolio provided a total return of 20.47%. This compares to a 22.23% return for the Russell 2000 Growth Index. Although the Portfolio's performance benefited from the stock price appreciation of many of its holdings in the technology, leisure, and retailing sectors, the overall stock market in 1997 continued to be dominated by the larger capitalization issues as represented by the Dow Jones Industrial Average and Standard & Poor's 500.

    Nineteen ninety-seven was a paradoxical year. On one hand, the economy was stronger than expected, yet inflation remained extremely low. Economic growth was, in fact, so strong early in the year that concerns about possible interest rate increases enhanced the appeal of larger capitalization stocks of the Dow and S&P 500 compared to emerging growth stocks despite their superior earnings' growth and attractive valuations. At mid-year, when it became apparent that inflation was subdued, emerging growth stocks outperformed the larger capitalization stocks. However, in late 1997, with the concerns generated by the economic problems in Asia, investors again sought the liquidity and perceived safety of the larger cap stocks.

    The Portfolio's performance benefited from the strong performance of its largest sector, technology. Our holdings are primarily in software, where the Portfolio owns the leading database, design automation, and mainframe software companies such as Cadence Design, BMC Software, Compuware, SAP, and Microsoft, which are helping corporations around the world become more productive. Our holdings in leisure, primarily lodging and media, also helped performance. The stocks of radio and television broadcasting companies such as Clear Channel and Cox Radio were buoyed by positive advertising trends and continued consolidation within their

[58]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO


markets. Drug store and food retailers such as CVS, Rite Aid, and Fred Meyer also contributed to performance because of strong underlying growth and cost cutting opportunities generated by mergers and acquisitions. The market finally recognized the many synergies of the Portfolio's largest position, Cendant, the new company formed by the merger of HFS and CUC International, two leading consumer service companies. The Portfolio's second largest position, Tyco International (a diversified company) contributed favorably as well, due to additive acquisitions and strong internal growth.

    One area that did not perform as well as expected was healthcare, in particular the stocks of HMO's. Higher than expected expenses more than offset price increases, creating earnings disappointments. Now that these companies have a more realistic view of the cost of doing business and should price their product more realistically, earnings should begin to meet investors' expectations.

    Looking ahead, the fundamental outlook for emerging growth stocks remains positive. In 1998, we expect a slowing of economic growth and a continuation of the benign interest rate environment that marked this past year. Emerging growth stocks should generate stronger relative earnings growth than their large cap, multinational counterparts, who are typically more exposed to the turmoil in Asia. Robust earnings combined with attractive valuations should help performance. Moreover, the recent capital gains tax cut should also increase the investment appeal of the group. We believe that our strategy of searching out rapidly growing companies, early in their development, and growth stocks at reasonable prices, will be rewarded by investors in 1998.


----------------------------------[LINE CHART]----------------------------------

           Emerging Growth Portfolio and the Russell 2000 Growth Index
              Comparison of Change in Value of $10,000 Investment.

Emerging Growth Portfolio
Russell 2000 Growth

                        EMERGING            RUSSELL
                        GROWTH              2000
DATE                    PORTFOLIO           GROWTH
----                    ------              -----

05/01/95                10,000              10,000
06/30/95                10,962              10,829
09/30/95                12,821              12,060
12/31/95                13,291              12,239
03/31/96                14,225              12,862
06/30/96                15,349              13,523
09/30/96                15,938              13,569
12/31/96                15,724              14,264
03/31/97                14,483              13,530
06/30/97                17,184              15,713
09/30/97                19,507              18,043
12/31/97                18,942              17,430



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                          RUSSELL
                                           2000
                       EMERGING           GROWTH
                        GROWTH             INDEX
1 YEAR                  20.47%            22.23%
INCEPTION               27.01%            22.10%

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Russell 2000 Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

____________________________________________________________________________[59]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                         Period From
                                                                                         May 1, 1995
                                          Year Ended              Year Ended              Through
                                           December                December               December
                                           31, 1997                31, 1996             31, 1995 (A)
Net asset value, beginning of year       $    15.23              $    13.29              $    10.00

Income From Investment Operations
   Net investment loss                        (0.07)                  (0.05)                  (0.04)
   Net gains and losses on securities
    and foreign currency
    (both realized and unrealized)             3.19                    2.48                    3.33
                                         -----------             -----------             -----------

   Total from investment operations            3.12                    2.43                    3.29

Less Distributions to Shareholders
   Dividends from net investment income
   Dividends in excess of net
    investment income
   Distributions from capital gains           (0.88)                  (0.49)
   Distributions in excess of capital gains
   Returns of capital
                                         -----------             -----------             -----------

   Total distributions                        (0.88)                  (0.49)                   0.00

Net asset value, end of year             $    17.47              $    15.23              $    13.29
                                         ==========              ==========              ==========

Total Return (B)                              20.47%                  18.30%                  32.91%

Ratios to Average Net Assets:
   Expenses                                    1.00%                   1.16%                   1.63%(C)
   Net investment income                      (0.61%)                 (0.48%)                 (0.84%)(C)

Portfolio Turnover Rate                      122.85%                  94.58%                  30.31%

Average Commission Rate Paid             $    0.0688              $   0.0390

Net Assets, At End of Year               $56,229,175             $30,794,030             $11,439,524

--------------------------------------------------------------------------------
(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C) Ratios calculated on an annualized basis.

[60]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCK--98.36%

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Advertising-0.23%
Lamar Advertising Co.+                            700            $  27,825
Outdoor Systems, Inc.+                          2,600               99,775
                                                                 ---------
                                                                   127,600
                                                                 ---------
Aerospace Equipment & Systems-0.08%
Thiokol Corp.                                     550               44,687
                                                                 ---------
Airlines-0.00%
Virgin Express Holdings, PLC, ADR+                100                2,075
                                                                 ---------
Automotive Rental-2.20%
Avis Rent A Car, Inc.+                          1,600               51,100
Dollar Thrifty Automotive Group,
  Inc.+                                         3,400               69,700
Republic Industries, Inc.+                     47,500            1,107,344
United Rentals, Inc.+                             400                7,725
                                                                 ---------
                                                                 1,235,869
                                                                 ---------
Banking-0.72%
Charter One Financial, Inc.                     3,105              196,003
Compass Bancshares, Inc.                        1,500               65,625
First Security Corp.                              700               29,313
First Virginia Banks, Inc.                        400               20,675
Summit Bancorp                                    500               26,625
Union Planters Corp.                              400               27,175
U.S. Trust Corp.                                  600               37,575
                                                                 ---------
                                                                   402,991
                                                                 ---------
Beverages-0.01%
Beringer Wine Estates Holdings,
  Inc.+                                           200                7,600
                                                                 ---------
Broadcasting-6.50%
American Radio Systems Corp.+                   5,700              303,881
Clear Channel Communications,
  Inc.+                                        10,325              820,192
Cox Radio, Inc.+                               11,900              478,975

+Non-income producing security.
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Broadcasting-(Continued)
Emmis Broadcasting Corp.+                       2,700           $  123,187
Hearst-Argyle Television, Inc.+                 3,100               92,225
Jacor Communications, Inc.+                    10,600              563,125
LIN Television Corp.+                          10,125              551,812
SFX Broadcasting, Inc.+                         3,400              272,850
Sinclair Broadcasting Group, Inc.               2,600              121,225
TCA Cable TV, Inc.                                700               32,200
Univision Communications, Inc.+                 4,200              293,212
                                                                 ---------
                                                                 3,652,884
                                                                 ---------
Building Materials & Tools-1.05%
Home Depot, Inc.                                9,600              565,200
Lowe's Companies, Inc.                            500               23,844
                                                                 ---------
                                                                   589,044
                                                                 ---------
Business & Public Services-9.23%
Cendant Corp.+                                144,065            4,952,244
Consolidated Capital Corp.+                    10,200              207,187
Service Corp. International                       800               29,550
                                                                 ---------
                                                                 5,188,981
                                                                 ---------
Chemicals-0.05%
VWR Scientific Products, Inc.+                  1,000               28,250
                                                                 ---------

Computer Equipment & Services-0.28%
Micro Warehouse, Inc.+                         11,300              157,494
                                                                 ---------
Computer Information Systems-5.50%
Affiliated Computer Services, Inc.+             5,300              139,456
DST Systems, Inc.+                              3,200              136,600
HBO & Co.                                       1,100               52,800
Oracle Corp.+                                  93,050            2,076,178
Technology Solutions Co.+                      19,600              516,950
The BISYS Group, Inc.+                          5,100              169,575
                                                                 ---------
                                                                 3,091,559
                                                                 ---------
Computer Network Products & Services-5.92%
Cisco Systems, Inc.+                           46,900            2,614,675
First Data Corp.                               12,800              374,400

--------------------------------------------------------------------------------

                       See notes to financial statements.

____________________________________________________________________________[61]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Computer Network Products & Services-(Continued)
Inter-Tel, Inc.                                 2,200           $   42,625
Security Dynamics Technologies,
  Inc.+                                           300               10,725
Sun Microsystems, Inc.+                         7,100              283,113
                                                                 ---------
                                                                 3,325,538
                                                                 ---------
Computer Software - Mainframe-9.73%
BMC Software, Inc.+                            29,000            1,903,125
Cadence Design Systems, Inc.+                  66,860            1,638,070
Compuware Corp.+                               53,900            1,724,800
Scopus Technology, Inc.+                        5,000               60,000
Synopsys, Inc.+                                 3,447              123,230
Transaction Systems Architects,
  Inc.+                                           600               22,800
                                                                 ---------
                                                                 5,472,025
                                                                 ---------
Computers Software - Mini & Micro-8.75%
Adobe Systems, Inc.                               400               16,500
Autodesk, Inc.                                  3,700              136,900
Computer Associates
  International, Inc.                          55,613            2,940,511
Dassault Systems, S.A., ADR                       500               15,437
Microsoft Corp.+                               14,000            1,809,500
Rational Software Corp.+                          200                2,275
                                                                 ---------
                                                                 4,921,123
                                                                 ---------
Computers-0.26%
Compaq Computer Corp.                           2,550              143,915
                                                                 ---------
Cosmetics-0.20%
Carson, Inc.+                                  17,100              114,356
                                                                 ---------
Educational Institutions-0.01%
EduTrek International, Inc.,
  Class A+                                        100                2,600
                                                                 ---------

+Non-income producing security.
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Electronics-6.53%
Gemstar International Group, Ltd.+              1,500          $    36,562
Tyco International, Ltd.                       80,708            3,636,904
                                                                 ---------
                                                                 3,673,466
                                                                 ---------
Electronics - Semiconductor-0.78%
Allied Waste Industries, Inc.+                  4,900              114,231
Altera Corp.+                                   8,100              268,313
Xilinx, Inc.+                                   1,600               56,100
                                                                 ---------
                                                                   438,644
                                                                 ---------
Entertainment & Leisure-0.20%
Harrah's Entertainment, Inc.+                   5,900              111,363
                                                                 ---------
Financial Services-3.37%
Associates First Capital Corp.                  2,600              184,925
CIT Group, Inc., The+                             200                6,450
Conning Corp.+                                    100                1,675
Donaldson, Lufkin & Jenrette, Inc.              1,300              103,350
FIRSTPLUS Financial Group, Inc.+                  100                3,838
Firstar Corp.                                     600               25,463
Fiserv, Inc.+                                   3,000              147,375
Franklin Resources, Inc.                        9,700              843,294
Interra Financial, Inc.                           300               20,700
Lehman Brothers Holdings, Inc.                  1,300               66,300
LINC Capital, Inc.+                               200                3,925
Morgan Stanley, Dean Witter,
  Discover & Co.                                2,800              165,550
Peoples Heritage Financial Group,
  Inc.                                          1,200               55,200
Provident Financial Group, Inc.                   500               24,250
SPS Transaction Services, Inc.+                 3,000               67,688
T. Rowe Price Associates, Inc.                  2,800              176,050
                                                                 ---------
                                                                 1,896,033
                                                                 ---------
Food Processing-0.70%
Corn Products International, Inc.+                500               14,906
McCormick & Co., Inc.                           5,100              142,800
Suiza Food Corp.+                               1,900              113,169
Tootsie Roll Industries, Inc.                   2,000              125,000
                                                                 ---------
                                                                   395,875
                                                                 ---------

--------------------------------------------------------------------------------

                       See notes to financial statements.

[62]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Home Furnishings-0.04%
Pier 1 Imports, Inc.                              900           $   20,363
                                                                 ---------
Household Products-0.05%
Benckiser, N.V., B Shares+                        700               28,971
                                                                 ---------
Human Resources-1.99%
AccuStaff, Inc.+                               14,700              338,100
CORESTAFF, Inc.+                                5,700              151,050
Learning Tree International, Inc.+             21,750              628,031
                                                                 ---------
                                                                 1,117,181
                                                                 ---------
Insurance-0.35%
Ace, Ltd.                                         500               48,250
Conseco, Inc.+                                  2,700              122,681
ESG Re, Ltd.+                                     400                9,400
Hartford Life, Inc.                               300               13,594
                                                                 ---------
                                                                   193,925
                                                                 ---------
Lodging-1.36%
Choice Hotels International, Inc.+                900               14,400
ITT Corp.+                                      3,100              256,913
Promus Hotel Corp.+                            10,083              423,465
Suburban Lodges of America, Inc.+               5,300               70,556
                                                                 ---------
                                                                   765,334
                                                                 ---------
Machinery-0.12%
SI Handling Systems, Inc.                       4,950               68,063
                                                                 ---------
Medical - Biotech-1.73%
Arterial Vascular Engineering Inc.+             4,700              305,500
Guidant Corp.                                   9,100              566,475
Medtronic, Inc.                                 1,200               62,775
Mentor Corp.                                    1,000               36,500
                                                                 ---------
                                                                   971,250
                                                                 ---------
Medical - Healthcare Services-6.60%
Columbia/HCA Healthcare Corp.                   3,200               94,800
Foundation Health Systems, Inc.+                  130                2,909

+Non-income producing security.
--------------------------------------------------------------------------------

COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Medical - Healthcare Services-(Continued)
Health Management Associates,
  Inc., Class A+                                1,050           $   26,512
HEALTHSOUTH Corp.+                             18,000              499,500
Integrated Health Services                      5,700              177,768
Mariner Health Group, Inc.+                    21,300              346,125
Orthodontic Centers of
  America, Inc.+                                8,900              147,963
Oxford Health Plans, Inc.+                      4,100               63,806
PacifiCare Health Systems,
  Class B+                                      4,100              214,737
Renal Treatment Centers, Inc.+                  5,700              205,913
United Healthcare Corp.                        38,900            1,932,844
                                                                 ---------
                                                                 3,712,877
                                                                 ---------
Medical - Supplies & Services-0.63%
Cyberonics, Inc.+                              11,400              173,850
McKesson Corp.                                  1,025              110,892
Physician Sales & Services, Inc.+                 600               12,900
Safeskin Corp.+                                   800               45,400
St. Jude Medical, Inc.+                           400               12,200
                                                                 ---------
                                                                   355,242
                                                                 ---------
Multimedia-1.77%
CBS Corp.                                      11,300              332,644
Chancellor Media Corp.+                         2,700              201,487
The E.W. Scripps Co.                              900               43,594
Viacom, Inc.+                                  10,100              418,519
                                                                 ---------
                                                                   996,244
                                                                 ---------
Office Equipment & Supplies-4.49%
Corporate Express, Inc.+                       19,750              254,281
Danka Business Systems,
  PLC, ADR                                     20,500              326,719
IKON Office Solutions, Inc.                       400               11,250
Office Depot, Inc.+                            46,200            1,105,913
Staples, Inc.+                                  8,100              224,775
U.S. Office Products Co.+                      24,000              471,000
Viking Office Products, Inc.+                   6,100              133,056
                                                                 ---------
                                                                 2,526,994
                                                                 ---------

--------------------------------------------------------------------------------

                       See notes to financial statements.

____________________________________________________________________________[63]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997-CONTINUED
--------------------------------------------------------------------------------

COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Oil & Gas - Drilling & Exploration-0.48%
Diamond Offshore Drilling, Inc.                 3,100            $ 149,187
Noble Drilling Corp.+                           4,000              122,500
                                                                 ---------
                                                                   271,687
                                                                 ---------
Oil & Gas - Equipment & Field Services-0.67%
Cooper Cameron Corp.+                           2,100              128,100
Global Industries, Ltd.+                        8,400              142,800
Input/Output, Inc.+                               900               26,719
Veritas DGC, Inc.+                                500               19,750
Weatherford Enterra, Inc.+                      1,400               61,250
                                                                 ---------
                                                                   378,619
                                                                 ---------
Packaging & Containers-0 01%
Ivex Packaging Corp.+                             300                7,200
                                                                 ---------
Pharmaceuticals-0.14%
PathoGenesis Corp.+                             1,200               44,550
Zonagen, Inc.+                                  1,900               34,556
                                                                 ---------
                                                                    79,106
                                                                 ---------
Publishing & Printing-0.19%
Applied Graphics Technologies,
  Inc.+                                           800               42,600
Mail-Well, Inc.+                                1,500               60,750
                                                                 ---------
                                                                   103,350
                                                                 ---------
Real Estate-0.05%
Starwood Lodging Trust                            500               28,937
                                                                 ---------
Restaurants & Food Service-0.27%
Applebee's International, Inc.                  8,100              146,306
Fine Host Corp.+                                1,000                7,500
                                                                 ---------
                                                                   153,806
                                                                 ---------
Retail Stores-7.20%
Albertson's, Inc.                                 600               28,425
CVS Corp.                                      10,850              695,078
Consolidated Stores Corp.+                      8,550              375,666

+Non-income producing security.

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Retail Stores-(Continued)
Dollar General Corp.                              700           $   25,375
Fred Meyer, Inc.+                              28,590            1,039,961
General Nutrition Companies, Inc.+              6,500              221,000
Kroger Co.+                                     1,100               40,631
Linens `N Things, Inc.+                           900               39,262
Rite Aid Corp.                                 21,100            1,238,306
Safeway, Inc.+                                  1,600              101,200
The Gymboree Corp.+                             7,400              202,575
Whole Foods Market, Inc.+                         800               40,900
                                                                 ---------
                                                                 4,048,379
                                                                 ---------
Shipyards-0.46%
Newport News Shipbuilding, Inc.                10,200              259,463
                                                                 ---------
Telecommunications-6.08%
American Communications Services,
  Inc.+                                         2,300               29,469
Brooks Fiber Properties, Inc.+                    800               44,000
Century Telephone Enterprises Inc.              3,600              179,325
Cincinnati Bell, Inc.                           5,500              170,500
Cox Communications, Inc.+                       1,000               40,063
Intermedia Communications, Inc.+               11,300              686,475
LCI International, Inc.+                        3,800              116,850
MCI Communications Corp.                       27,700            1,185,906
NEXTLINK Communications, Inc.,
  Class A+                                      2,000               42,625
Tel-Save Holdings, Inc.+                        1,200               23,850
Teleport Communications Group,
  Inc.+                                         1,000               54,875
WorldCom, Inc.+                                27,900              843,975
                                                                 ---------
                                                                 3,417,913
                                                                 ---------
Telecommunications Equipment-0.50%
Aspect Telecommunications Corp.+                1,800               37,575
Loral Space & Communications+                   6,600              141,488
Lucent Technologies, Inc.                       1,300              103,838
                                                                 ---------
                                                                   282,901
                                                                 ---------

--------------------------------------------------------------------------------

                       See notes to financial statements.

[64]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Textiles & Apparel-0.01%
Tefron, Ltd., ADR+                                200          $     4,600
                                                               -----------
Transportation & Shipping-0.72%
Kansas City Southern
  Industries, Inc.                             12,700              403,225
                                                               -----------
Travel Services-0.15%
Galileo International, Inc.                       800               22,100
Royal Caribbean Cruises, Ltd.                   1,200               63,975
                                                               -----------
                                                                    86,075
                                                               -----------
  Total Common Stock
  (Cost $48,435,678)                                            55,305,677
                                                               -----------

--------------------------------------------------------------------------------
PREFERRED STOCK--2.23%

                                               Number         Market Value
Company                                     of Shares             (Note B)
--------------------------------------------------------------------------------
Computer Software - Mini & Micro-2.23%
Systeme, Anwendugen, Produckte                  3,850          $ 1,250,899
                                                               -----------

  Total Preferred Stock
  (Cost $832,983)                                                1,250,899
                                                               -----------
+Non-income producing security.

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--4.62%               Principal         Market Value
Company                                       Value               (Note B)
--------------------------------------------------------------------------------
Federal Home Loan Bank,
  4.750%, due 01/02/98                     $2,600,000          $ 2,599,657
                                                               -----------

  Total Short-Term Obligations
  (Cost $2,599,657)                                              2,599,657
                                                               -----------

  Total Investments
  (Cost $51,868,318)                           105.21%          59,156,233

Other assets, less liabilities                  (5.21)          (2,927,058)
                                               ------          -----------

  Total Net Assets                             100.00%         $56,229,175
                                               ======          ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.

____________________________________________________________________________[65]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997

                                                     Money                           Domestic
                                 World Growth        Market        Gold Stock       Growth Stock
                               Stock Portfolio      Portfolio      Portfolio         Portfolio
Assets
Investments, at cost-see
 accompanying portfolios        $  97,443,710    $   9,600,265    $   8,441,714    $  69,552,238
                                =============    =============    =============    =============

 Investments, at market
  value (Notes B and C)         $ 117,002,484    $   9,600,265    $   5,082,507    $  86,605,973
 Cash                               2,359,338          241,630          246,484        2,803,383
 Receivable for accrued
   investment income                  414,815              535            4,984           97,205
 Receivable for portfolio
   securities sold                      8,336          575,000          446,432
 Other assets                                                             4,995
                                -------------    -------------    -------------     ------------
    Total Assets                  119,784,973       10,417,430        5,785,402       89,506,561
Liabilities
 Dividends payable                 13,903,866          477,433           52,180        7,699,624
 Payable for portfolio
   securities purchased               207,681          498,778          519,825          230,414
 Accrued investment
   advisory fees (Note D)              80,357            4,672            3,123           59,207
 Accrued expenses                      18,724            1,093              625           12,209
 Other liabilities                      6,842                             4,995
                                -------------    -------------    -------------    -------------
    Total Liabilities              14,217,470          981,976          580,748        8,001,454

NET ASSETS                      $ 105,567,503    $   9,435,454    $   5,204,654    $  81,505,107
                                =============    =============    =============    =============
Net Assets Consist of:
 Par value                      $      45,342    $       9,227    $       5,838    $      39,894
 Capital paid in excess
  of par                           85,497,055        9,427,135        8,865,331       63,410,599
 Under (over) distribution of
  net investment income              (458,232)                          (17,094)          23,265
 Accumulated net realized
  gain (loss) on investments          931,406             (908)        (290,214)         977,614
 Net unrealized gain (loss)
  on investments                   19,558,774                        (3,359,207)      17,053,735
 Net unrealized loss on
  translation of assets
  and liabilities in foreign
  currencies (Note C)                 (6,842)
                                -------------    -------------    -------------    -------------
NET ASSETS                      $ 105,567,503    $   9,435,454    $   5,204,654    $  81,505,107
                                =============    =============    =============    =============
Shares of common stock
  outstanding ($.01 par value,
  1,000,000,000 shares
  authorized)                       4,534,236          922,650          583,765        3,989,371
                                =============    =============    =============    =============
Net asset value, offering
  and redemption
  price per share               $       23.28    $       10.23    $        8.92    $       20.43
                                =============    =============    =============    =============

                       See notes to financial statements.

[66]____________________________________________________________________________

                                                      Growth and       Capital                          Emerging
                                         Bond           Income         Growth           Balanced         Growth
                                       Portfolio       Portfolio      Portfolio        Portfolio        Portfolio
Assets

Investments, at cost-see
 accompanying portfolios         $  13,534,772   $  43,019,663    $  98,828,249   $  24,859,420    $  51,868,318
                                 =============   =============    =============   =============    =============

 Investments, at market
   value (Notes B and C)         $  13,845,051   $  45,333,613    $ 126,920,923   $  25,479,808    $  59,156,233
 Cash                                  185,558       4,788,020        1,077,271         941,852           91,714
 Receivable for accrued
   investment income                   201,315         107,818           82,768         167,560           11,283
 Receivable for portfolio
   securities sold                                     856,333          544,185         184,393        3,130,343
 Other assets                                               42
                                 -------------   -------------    -------------   -------------    -------------
    Total Assets                    14,231,924      51,085,826      128,625,147      26,773,613       62,389,573
Liabilities
 Dividends payable                     765,180      10,072,665        4,200,338       3,539,231        2,810,777
 Payable for portfolio
   securities purchased                              1,296,222          172,052         575,267        3,300,421
 Accrued investment
   advisory fees (Note D)                4,838          31,896          112,775          17,200           40,120
 Accrued expenses                        1,410           6,967           15,949           4,338            9,080
 Other liabilities                                                           38
                                 -------------   -------------    -------------   -------------    -------------
    Total Liabilities                  771,428      11,407,750        4,501,152       4,136,036        6,160,398

NET ASSETS                       $  13,460,496   $  39,678,076    $ 124,123,995   $  22,637,577    $  56,229,175
                                 =============   =============    =============   =============    =============
Net Assets Consist of:

 Par value                       $      12,797   $      23,195    $      58,469   $      19,268    $      32,186
 Capital paid in excess
   of par                           13,135,654      37,515,011       95,623,897      22,041,525       49,106,206
 Under (over) distribution of
   net investment income                                                   (147)            778
 Accumulated net realized
   gain (loss) on investments            1,766        (174,080)         349,140         (44,382)        (197,132)
 Net unrealized gain (loss)
   on investments                      310,279       2,313,950       28,092,674         620,388        7,287,915
 Net unrealized loss on
   translation of assets
   and liabilities in foreign                                               (38)
   currencies (Note C)(6,842)    -------------   -------------    -------------   -------------    -------------
NET ASSETS                       $  13,460,496   $  39,678,076    $ 124,123,995   $  22,637,577    $  56,229,175
                                 =============   =============    =============   =============    =============
Shares of common stock
   outstanding ($.01 par value,
   1,000,000,000 shares
   authorized)                       1,279,737       2,319,530        5,846,944       1,926,775        3,218,595
                                 =============   =============    =============   =============    =============
Net asset value, offering
   and redemption
   price per share               $       10.52   $       17.11    $       21.23   $       11.75    $       17.47
                                 =============   =============    =============   =============    =============

                       See notes to financial statements.

____________________________________________________________________________[67]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                       STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997

                                                                           Money                        Domestic
                                                        World Growth       Market      Gold Stock     Growth Stock
                                                       Stock Portfolio    Portfolio    Portfolio       Portfolio
Investment Income
 Income:
  Interest                                              $    440,374    $   538,304    $    31,785    $   165,285
  Dividends                                                3,460,488                        87,367        884,475
  Foreign taxes withheld                                    (271,945)                       (4,466)
                                                        ------------    -----------    -----------    -----------
    Total investment income                                3,628,917        538,304        114,686      1,049,760
                                                        ------------    -----------    -----------    -----------
 Expenses:
  Advisory fees (Note D)                                     843,936         50,381         50,733        604,347
  Custodian fees                                              80,944          1,710          6,677          5,820
  Shareholder reports                                         41,384          3,759          2,536         29,820
  Professional fees                                           24,656          2,121          1,490         17,889
  Insurance expense                                            3,940            355            238          2,838
  Directors fees                                               4,566            412            277          3,288
  Security valuation                                          16,886            612          8,968          4,002
  Miscellaneous expenses                                       5,411          1,521          1,396          4,195
  Organization expense (Note B)
                                                        ------------    -----------    -----------    -----------
    Total expenses                                         1,021,723         60,871         72,315        672,199
                                                        ------------    -----------    -----------    -----------
    Net investment income (loss)                           2,607,194        477,433         42,371        377,561
                                                        ------------    -----------    -----------    -----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency
 Net realized gain (loss) on investments                  12,496,321            200        (81,714)     8,322,941
 Net realized loss from foreign
  currency transactions                                     (278,740)                       (2,145)
 Net unrealized gain (loss) on investments                   184,832          1,235     (3,629,157)     7,988,122
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign currency               (5,060)                        1,336
                                                        ------------    -----------    -----------    -----------
    Net realized and unrealized gain (loss) on
     investments and foreign currency                     12,397,353          1,435     (3,711,680)    16,311,063
                                                        ------------    -----------    -----------    -----------
 Net increase (decrease) in net assets
 resulting from operations                              $ 15,004,547    $   478,868    $(3,669,309)   $16,688,624
                                                        ============    ===========    ===========    ===========

See notes to financial statements.

[68]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                            STATEMENT OF OPERATIONS

                                                                 Growth and       Capital                      Emerging
                                                     Bond         Income          Growth        Balanced        Growth
                                                   Portfolio     Portfolio       Portfolio      Portfolio     Portfolio
Investment Income
 Income:
  Interest                                       $   831,556    $    96,778    $    219,129    $   635,546    $    88,301
  Dividends                                                         539,554         973,129        158,227         62,528
  Foreign taxes withheld                                             (2,676)        (10,672)          (307)        (1,333)
                                                  ----------    -----------    ------------    -----------    -----------

    Total investment income                          831,556        633,656       1,181,586        793,466        149,496
                                                  ----------    -----------    ------------    -----------    -----------

 Expenses:
  Advisory fees (Note D)                              64,378        251,630       1,064,671        166,038        309,563
  Custodian fees                                       1,004          6,150          13,594         24,374         34,648
  Shareholder reports                                  4,794         12,395          39,219          8,230         14,184
  Professional fees                                    2,669          7,607          23,753          4,869          8,846
  Insurance expense                                      453          1,191           3,749            782          1,356
  Directors fees                                         483          1,201           3,741            700          1,561
  Security valuation                                   2,136          4,392           3,700          9,115         10,366
  Miscellaneous expenses                               1,626          2,380           5,137          1,977          2,545
  Organization expense (Note B)                                         175             180            175
                                                  ----------    -----------    ------------    -----------    -----------
    Total expenses                                    77,543        287,121       1,157,744        216,260        383,069
                                                  ----------    -----------    ------------    -----------    -----------
    Net investment income (loss)                     754,013        346,535          23,842        577,206       (233,573)
                                                  ----------    -----------    ------------    -----------    -----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency

 Net realized gain (loss) on investments              12,931      9,552,050       4,529,357      3,064,434      3,356,014
 Net realized loss from foreign
  currency transactions                                                              (3,868)                          (50)
 Net unrealized gain (loss) on investment            266,347     (1,869,319)     21,641,474       (330,942)     3,520,953
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign currency                                           9
                                                  ----------    -----------    ------------    -----------    -----------
    Net realized and unrealized gain (loss) on
     investments and foreign currency                279,278      7,682,731      26,166,972      2,733,492      6,876,917
                                                  ----------    -----------    ------------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                        $1,033,291    $ 8,029,266    $ 26,190,814    $ 3,310,698    $ 6,643,344
                                                  ==========    ===========    ============    ===========    ===========

See notes to financial statements.
____________________________________________________________________________[69]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                         Money
                                                   World Growth                                          Market
                                                  Stock Portfolio                                       Portfolio
                                        --------------------------------------           ------------------------------------------

                                            Year                     Year                    Year                        Year
                                            Ended                    Ended                   Ended                       Ended
                                           December                 December                December                    December
                                           31, 1997                 31, 1996                31, 1997                    31, 1996
Increase (decrease) in net assets:

From Operations:

  Net investment
    income (loss)                       $   2,607,194            $   1,928,244           $     477,433               $     387,924
  Net realized gain (loss) on
   investments                             12,496,321                7,256,749                     200                        (163)
  Net realized
    gain (loss) from
    foreign currency
    transactions                             (278,740)                 (68,459)
  Net unrealized gain (loss)
    on investments                            184,832                6,417,179                   1,235                      (2,551)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currencies          (5,060)                  27,256
                                        -------------            -------------           -------------               -------------
  Net increase (decrease)
    in net assets resulting
    from operations                        15,004,547               15,560,969                 478,868                     385,210

Distributions to
  shareholders
  from net investment
  income                                   (2,328,454)              (1,859,775)               (477,433)                   (387,924)

Distributions to
  shareholders in
  excess of net investment
  income                                     (174,949)                 (36,899)

Distributions to
  shareholders
  from capital gains                      (12,496,321)              (5,766,822)

Distributions to
  shareholders
  in excess of capital gains                 (930,784)

Increase (decrease)
  in net assets
  derived from shareholder
  transactions (Note E)                    14,497,830               10,405,804               1,537,762                    (413,705)
                                        -------------            -------------           -------------               -------------
 Net increase (decrease)
  in net assets                            13,571,869               18,303,277               1,539,197                    (416,419)

Net Assets:
  Beginning of period                      91,995,634               73,692,357               7,896,257                   8,312,676
                                        -------------            -------------           -------------               -------------
 End of period                          $ 105,567,503            $  91,995,634           $   9,435,454               $   7,896,257
                                        =============            =============           =============               =============
Including under (over)
  distribution
  of net investment income              $    (458,232)           $    (490,907)          $           0               $           0
                                        =============            =============           =============               =============

                                                                                                        Domestic
                                                      Gold Stock                                      Growth Stock
                                                      Portfolio                                         Portfolio
                                        --------------------------------------           ------------------------------------------

                                            Year                     Year                    Year                        Year
                                            Ended                    Ended                   Ended                       Ended
                                           December                 December                December                    December
                                           31, 1997                 31, 1996                31, 1997                    31, 1996
Increase (decrease) in net assets:

From Operations:

  Net investment
    income (loss)                       $      42,371            $       9,393)          $     377,561               $     201,993
  Net realized gain (loss) on
   investments                                (81,714)                 589,746               8,322,941                   7,787,402
  Net realized
    gain (loss) from
    foreign currency
    transactions                               (2,145)                  (9,933)
  Net unrealized gain (loss)
    on investments                         (3,629,157)                (473,134)              7,988,122                    1,251,74
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currencies           1,336                   (1,344)
                                        -------------            -------------           -------------               -------------
  Net increase (decrease)
    in net assets resulting
    from operations                        (3,669,309)                  95,942              16,688,624                   9,241,135

Distributions to
  shareholders
  from net investment
  income                                      (40,226)                                        (377,561)                   (201,993)

Distributions to
  shareholders in
  excess of net investment
  income                                      (11,954)

Distributions to
  shareholders
  from capital gains                                                  (196,148)             (7,681,445)                 (8,608,136)

Distributions to
  shareholders
  in excess of capital gains                 (154,999)

Increase (decrease)
  in net assets
  derived from shareholder
  transactions (Note E)                     1,526,715                  786,988              10,709,123                  13,217,474
                                        -------------            -------------           -------------               -------------
 Net increase (decrease)
  in net assets                            (2,349,773)                 686,782              19,338,741                  13,648,480

Net Assets:
  Beginning of period                       7,554,427                6,867,645              62,166,366                  48,517,886
                                        -------------            -------------           -------------               -------------
 End of period                          $   5,204,654            $   7,554,427           $  81,505,107               $  62,166,366
                                        =============            =============           =============               =============
Including under (over)
  distribution
  of net investment income              $     (17,094)           $     105,318           $      23,265               $           0
                                        =============            =============           =============               =============

See notes to financial statements.
[70]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        Growth and
                                                         Bond                                             Income
                                                      Portfolio                                          Portfolio
                                        --------------------------------------           ------------------------------------------

                                            Year                     Year                    Year                        Year
                                            Ended                    Ended                   Ended                       Ended
                                           December                 December                December                    December
                                           31, 1997                 31, 1996                31, 1997                    31, 1996
Increase (decrease) in net assets:

From Operations:

  Net investment
    income (loss)                       $     754,013            $     635,318           $     346,535               $     250,244
  Net realized gain (loss) on
   investments                                 12,931                   70,071               9,552,050                   1,429,616
  Net realized
    gain (loss) from
    foreign currency
    transactions                                                                                                               (17)
  Net unrealized gain (loss)
    on investments                            266,347                 (363,167)             (1,869,319)                  2,322,094
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currencies
                                        -------------            -------------           -------------               -------------
  Net increase (decrease)
    in net assets resulting
    from operations                         1,033,291                  342,222               8,029,266                   4,001,937

Distributions to
  shareholders
  from net investment
  income                                     (754,013)                (635,318)               (346,535)                   (250,227)

Distributions to
  shareholders in
  excess of net investment
  income

Distributions to
  shareholders
  from capital gains                          (12,302)                 (34,269)             (9,552,050)                   (873,208)

Distributions to
  shareholders
  in excess of capital gains                                                                  (598,314)

Increase (decrease)
  in net assets
  derived from shareholder
  transactions (Note E)                     1,475,827                2,814,968              18,434,013                   7,707,171
                                        -------------            -------------           -------------               -------------
 Net increase (decrease)
  in net assets                             1,742,803                2,487,603              15,966,380                  10,585,673

Net Assets:
  Beginning of period                      11,717,693                9,230,090              23,711,696                  13,126,023
                                        -------------            -------------           -------------               -------------
 End of period                          $  13,460,496            $  11,717,693           $  39,678,076               $  23,711,696
                                        =============            =============           =============               =============
Including under (over)
  distribution
  of net investment income              $           0            $           0           $           0               $           0
                                        =============            =============           =============               =============

                                                      Capital
                                                      Growth                                           Balanced
                                                     Portfolio                                         Portfolio
                                        --------------------------------------           ------------------------------------------

                                            Year                     Year                    Year                        Year
                                            Ended                    Ended                   Ended                       Ended
                                           December                 December                December                    December
                                           31, 1997                 31, 1996                31, 1997                    31, 1996
Increase (decrease) in net assets:

From Operations:

  Net investment
    income (loss)                       $      23,842            $     209,119           $     577,206               $     395,706
  Net realized gain (loss) on
   investments                              4,529,357               13,354,485               3,064,434                   1,710,587
  Net realized
    gain (loss) from
    foreign currency
    transactions                               (3,868)                     574                                                  (2)
  Net unrealized gain (loss)
    on investments                         21,641,474               (2,436,070)               (330,942)                   (325,936)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currencies               9                      (55)
                                        -------------            -------------           -------------               -------------
  Net increase (decrease)
    in net assets resulting
    from operations                        26,190,814               11,128,053               3,310,698                   1,780,355

Distributions to
  shareholders
  from net investment
  income                                      (19,974)                (206,677)               (577,375)                   (395,535)

Distributions to
  shareholders in
  excess of net investment
  income                                       (2,020)

Distributions to
  shareholders
  from capital gains                       (4,529,357)             (13,430,158)             (3,064,434)                 (1,248,566)

Distributions to
  shareholders
  in excess of capital gains               (1,177,521)                                        (527,439)

Increase (decrease)
  in net assets
  derived from shareholder
  transactions (Note E)                    32,829,891               23,487,915               5,239,697                   3,587,908
                                        -------------            -------------           -------------               -------------
 Net increase (decrease)
  in net assets                            53,291,833               20,979,133               4,381,147                   3,724,162

Net Assets:
  Beginning of period                      70,832,162               49,853,029              18,256,430                  14,532,268
                                        -------------            -------------           -------------               -------------
 End of period                          $ 124,123,995            $  70,832,162           $  22,637,577               $  18,256,430
                                        =============            =============           =============               =============
Including under (over)
  distribution
  of net investment income              $        (147)           $           0           $         778               $         169
                                        =============            =============           =============               =============

                                                      Emerging
                                                       Growth
                                                      Portfolio
                                        --------------------------------------

                                            Year                     Year
                                            Ended                    Ended
                                           December                 December
                                           31, 1997                 31, 1996
Increase (decrease) in net assets:

From Operations:

  Net investment
    income (loss)                       $    (233,573)           $    (103,938)
  Net realized gain (loss) on
   investments                              3,356,014                  867,544
  Net realized
    gain (loss) from
    foreign currency
    transactions                                 (50)                      358
  Net unrealized gain (loss)
    on investments                          3,520,953                2,223,109
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currencies
                                        -------------            -------------
  Net increase (decrease)
    in net assets resulting
    from operations                         6,643,344               2,987,073

Distributions to
  shareholders
  from net investment
  income

Distributions to
  shareholders in
  excess of net investment
  income

Distributions to
  shareholders
  from capital gains

Distributions to
  shareholders
  in excess of capital gains                                           (62,702)

Increase (decrease)
  in net assets
  derived from shareholder
  transactions (Note E)                    21,607,896               17,331,519
                                        -------------            -------------
 Net increase (decrease)
  in net assets                           25,435,1451               19,354,506

Net Assets:
  Beginning of period                      30,794,030               11,439,524
                                        -------------            -------------
 End of period                          $  56,229,175            $  30,794,030
                                        =============            =============
Including under (over)
  distribution
  of net investment income              $           0            $           0
                                        =============            =============

See notes to financial statements.

___________________________________________________________________________[71]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS


NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company"), formerly Chubb America Fund, Inc., is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Chubb Life Insurance Company of America ("Chubb Life"), a wholly owned subsidiary of Jefferson Pilot Financial. At December 31, 1997, the Company is composed of nine separate portfolios (the "Portfolios"): the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio.


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Deferred Organizational Costs: Costs incurred by the Company in connection with the organization and initial public offering of the Growth and Income, Capital Growth and Balanced Portfolios have been deferred and are being amortized over a five year period using the straight line method from the date the shares were first offered to the public. In the event that any of the initial shares are redeemed, by any holder thereof, during the amortization period, the proceeds will be reduced for any unamortized organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Call Options: A call option is a contract in which the writer of the option grants the buyer of the option the right to purchase from the writer a designated instrument at a

[72]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

specified price within a specified period of time. During the year, the Balanced Portfolio wrote call options. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the option premium received.

Premiums received by the Portfolio upon writing a covered option are recorded in the liability section of the Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option expires, is exercised, or is closed, the Portfolio realizes a gain or loss and the liability is eliminated. If the Portfolio writes an option and the option expires unexercised, the Portfolio will realize income, in the form of a capital gain, to the extent of the amount of premium received for the option. If the Portfolio elects to close out the option, it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. The gain or loss recognized by the Portfolio upon the exercise of a written call option is adjusted for the amount of option premium. A Portfolio continues to bear the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. All securities covering outstanding options are held in escrow by the custodian bank.

Summary of Option Transactions for the Balanced Portfolio for the Year Ended December 31, 1997:

--------------------------------------------------------------------------------
                                             Number              Value When
                                          of Contracts             Written
--------------------------------------------------------------------------------
  Contracts outstanding 12/31/96                 0                 $     0
  Contracts written                            102                  12,864
  Contracts expired                            (52)                 (4,463)
  Contracts exercised                          (36)                 (5,772)
  Contracts closed                             (14)                 (2,629)
                                               ---                 -------
  Contracts outstanding 12/31/97                 0                 $     0
--------------------------------------------------------------------------------

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 1997.

Federal Income Taxes: The Company intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code


____________________________________________________________________________[73]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.


NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

As of December 31, 1997, gross unrealized gains and losses for Federal Income tax purposes were as follows:

--------------------------------------------------------------------------------
                                         Gross         Gross           Net
                                      Unrealized    Unrealized     Unrealized
                                         Gains        Losses       Gain (Loss)
--------------------------------------------------------------------------------
  World Growth Stock Portfolio       $ 28,644,767    $9,660,333   $ 18,984,434
  Gold Stock Portfolio                      7,223     3,483,939     (3,476,716)
  Domestic Growth Stock Portfolio      22,619,232     5,542,232     17,077,000
  Bond Portfolio                          310,279            --        310,279
  Growth and Income Portfolio           3,343,035     1,038,794      2,304,241
  Capital Growth Portfolio             29,951,766     1,859,092     28,092,674
  Balanced Portfolio                    1,226,312       608,482        617,830
  Emerging Growth Portfolio             9,431,075     2,267,553      7,163,522
--------------------------------------------------------------------------------

As of December 31, 1997, the World Growth Stock Portfolio and the Capital Growth Portfolio had unrealized foreign currency losses of $6,842 and $38, respectively.

At December 31, 1997, the Money Market Portfolio had $792 of accumulated realized capital losses, for Federal Income tax purposes, of which $401 expires in 2002, and $391 expires in 2004. These losses are available to be used to offset future realized capital gains.

In addition, during the period from November 1, 1997 through December 31, 1997, the World Growth Stock Portfolio incurred foreign currency losses of $28,586, the Money Market Portfolio incurred capital losses of $117, the Growth and Income Portfolio incurred capital losses of $164,371, and the Emerging Growth Portfolio incurred capital losses of $285,435 that are treated for Federal Income tax purposes as if they had occurred on January 1, 1998. Accordingly, during 1997 these Portfolios made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

At December 31, 1997, the adjusted cost basis of investments for Federal Income tax purposes was $98,018,050 for the World Growth Portfolio, $9,600,265 for the Money Market Portfolio, $8,559,223 for the Gold Stock Portfolio, $69,528,973 for the Domestic Growth Stock Portfolio, $13,534,772 for the Bond Portfolio, $43,029,414 for the Growth and Income Portfolio, $98,828,249 for the Capital Growth Portfolio, $24,861,978 for the Balanced Portfolio, and $51,992,711 for the Emerging Growth Portfolio.

[74]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

Purchases and sales of investment securities for the year ended December 31, 1997, other than short-term obligations, were as follows:

--------------------------------------------------------------------------------
                                        Cost of Investment       Proceeds from
                                             Securities            Investment
                                             Purchased          Securities Sold

  World Growth Stock Portfolio             $40,639,263           $31,488,794
  Gold Stock Portfolio                       2,030,151             1,281,322
  Domestic Growth Stock Portfolio           44,324,594            40,212,781
  Bond Portfolio                             2,457,480             1,051,292
  Growth and Income Portfolio               53,559,501            39,541,889
  Capital Growth Portfolio                 112,720,996            91,610,534
  Balanced Portfolio                        56,301,532            52,120,167
  Emerging Growth Portfolio                 70,648,031            49,689,615
--------------------------------------------------------------------------------


NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", (formerly Chubb Investment Advisory Corporation), a wholly-owned subsidiary of Chubb Life. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Templeton Global Advisors, Inc. to provide investment advisory services for the World Growth Stock Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Gold Stock Portfolio; Pioneering Management Corporation to provide investment advisory services for the Domestic Growth Stock Portfolio; Chubb Asset Managers, Inc. to provide investment advisory services for the Bond Portfolio; Warburg, Pincus Councellors, Inc. to provide investment advisory services for the Growth and Income Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth Portfolio; J.P. Morgan Investment Management, Inc. to provide investment advisory services for the Balanced Portfolio, and Massachusetts Financial Services Co. to provide investment advisory services for the Money Market and Emerging Growth Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net assets of each Portfolio as shown below:

--------------------------------------------------------------------------------
                                      First $200     Next $1.1      Over $1.3
                                        Million       Billion        Billion
--------------------------------------------------------------------------------
  World Growth Stock Portfolio            .75%          .70%           .65%
  Money Market Portfolio                  .50%          .45%           .40%
  Gold Stock Portfolio                    .75%          .70%           .65%
  Domestic Growth Stock Portfolio         .75%          .70%           .65%
  Bond Portfolio                          .50%          .45%           .40%
  Growth and Income Portfolio             .75%          .70%           .65%
  Capital Growth Portfolio               1.00%          .95%           .90%
  Balanced Portfolio                      .75%          .70%           .65%
  Emerging Growth Portfolio               .80%          .75%           .70%
--------------------------------------------------------------------------------

____________________________________________________________________________[75]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

World Growth Stock Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued            506,207  $13,074,639       480,289  $10,849,212
Shares issued as
  reinvestment
  of dividends           391,173    9,133,398       173,957    3,708,652
Shares redeemed         (310,198)  (7,710,207)     (182,468)  (4,152,060)
                      ----------  -----------    ----------  -----------
    Net increase         587,182  $14,497,830       471,778  $10,405,804
                      ==========  ===========    ==========  ===========

Money Market Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued          1,949,895  $20,442,569     1,371,889  $14,448,718
Shares issued as
  reinvestment
  of dividends            37,860      387,924        39,106      401,686
Shares redeemed       (1,835,753) (19,292,731)   (1,449,618) (15,264,109)
                      ----------  -----------    ----------  -----------
    Net increase
     (decrease)          152,002  $ 1,537,762       (38,623) $  (413,705)
                      ==========  ===========    ==========  ===========

Gold Stock Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued            364,373  $ 4,043,620       119,333  $ 2,262,264
Shares issued as
  reinvestment
  of dividends            22,106      351,147         2,259       37,521
Shares redeemed         (257,709)  (2,868,052)      (80,029)  (1,512,797)
                      ----------  -----------    ----------  -----------
    Net increase         128,770  $ 1,526,715        41,563    $ 786,988
                      ==========  ===========    ==========  ===========

Domestic Growth Stock Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued            490,812  $ 9,906,195       674,482  $12,867,172
Shares issued as
  reinvestment
  of dividends           440,314    7,989,396       401,256    7,238,564
Shares redeemed         (360,301)  (7,186,468)     (372,862)  (6,888,262)
                      ----------  -----------    ----------  -----------
    Net increase         570,825  $10,709,123       702,876  $13,217,474
                      ==========  ===========    ==========  ===========

[76] ___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
Bond Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued            325,519  $ 3,473,622       526,422  $ 5,515,501
Shares issued as
  reinvestment
  of dividends            65,340      670,724        60,897      644,900
Shares redeemed         (252,612)  (2,668,519)     (317,408)  (3,345,433)
                      ----------  -----------    ----------  -----------
    Net increase         138,247  $ 1,475,827       269,911  $ 2,814,968
                      ==========  ===========    ==========  ===========

Growth and Income Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued          1,041,889  $21,005,816       638,373  $ 9,952,481
Shares issued as
  reinvestment
  of dividends            91,528    1,547,670        36,642      528,059
Shares redeemed         (216,351)  (4,119,473)     (183,357)  (2,773,369)
                      ----------  -----------    ----------  -----------
    Net increase         917,066  $18,434,013       491,658  $ 7,707,171
                      ==========  ===========    ==========  ===========

Capital Growth Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued          1,194,055  $24,087,593     1,090,550  $21,217,632
Shares issued as
  reinvestment
  of dividends           787,041   13,563,036       348,517    6,162,273
Shares redeemed         (237,318)  (4,820,738)     (205,098)  (3,891,990)
                      ----------  -----------    ----------  -----------
    Net increase       1,743,777  $32,829,891     1,233,969  $23,487,915
                      ==========  ===========    ==========  ===========

Balanced Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued            388,779  $ 5,063,053       444,592  $ 5,423,155
Shares issued as
  reinvestment
  of dividends           176,844    2,106,291       118,592    1,411,330
Shares redeemed         (152,011)  (1,929,647)     (270,460)  (3,246,577)
                      ----------  -----------    ----------  -----------
    Net increase         413,613  $ 5,239,697       292,724  $ 3,587,908
                      ==========  ===========    ==========  ===========


___________________________________________________________________________ [77]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

Emerging Growth Portfolio

                              Year Ended                 Year Ended
                           December 31, 1997          December 31, 1996
                      ---------------------------------------------------------
                          Shares      Dollars       Shares      Dollars
                          ------      -------       ------      -------
Shares issued          1,772,417  $30,948,672     1,255,676  $18,753,571
Shares issued as
  reinvestment
  of dividends            61,482      935,922         2,359       33,482
Shares redeemed         (637,221) (10,276,698)      (96,996)  (1,455,534)
                      ----------  -----------    ----------  -----------
    Net increase       1,196,678  $21,607,896     1,161,039  $17,331,519
                      ==========  ===========    ==========  ===========

NOTE F--RESTRICTED SECURITIES

The Portfolios may not invest more than 5% of each portfolio's assets in securities subject to legal or contractual restrictions on resale. At December 31, 1997, the Gold Stock Portfolio owned the following restricted securities which may not be publicly sold without registration under the Securities Act of 1933. The Portfolio did not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors.

-------------------------------------------------------------------------------
  Restricted                              Date of                    Market
  Security                              Acquisition        Cost      Value
-------------------------------------------------------------------------------
  Gold Stock Portfolio
  Rift Resources, Ltd., Warrants        July 19, 1996      $  0       $ 0
  Tombstone Exploration Co., Warrants   October 3, 1996       0         0
-------------------------------------------------------------------------------

NOTE G--SUBSEQUENT EVENTS

Effective January 1, 1998, the name of the Chubb America Fund, Inc. has been changed to Jefferson Pilot Variable Fund, Inc.

Pursuant to an order approving substitutions and granting exemptions from the Securities and Exchange Commission, on January 16, 1998 shares in the Bond Portfolio were substituted with shares in the Oppenheimer Bond Fund, effectively liquidating the Bond Portfolio.


[78] ___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

NOTE H--SHAREHOLDER MEETING (unaudited)

A Special Meeting of Shareholders of JPVF was held on August 15, 1997 at which time the following proposals were ratified: Election of Board of Directors (Proposal No. 1): Approval of a new Investment Management Agreement between the Fund, on behalf of each of its Portfolios, and Jefferson Pilot Investment Advisory (the "Advisor) (Proposal No. 2); Approval of a new Investment Subadvisory Agreements between the Advisor and (a) the current investment subadvisors to the World Growth Stock Portfolio, Gold Stock Portfolio, Domestic Growth Stock Portfolio, Bond Portfolio, Capital Growth Stock Portfolio, and Emerging Growth Stock Portfolio, and (b) the proposed investment subadvisors to the Money Market Portfolio, Growth and Income Portfolio, and Balanced Portfolio (Proposal No. 3); and approval of an agreement allowing the Adviser to replace or add subadvisors without further shareholder approval (Proposal No. 4). The following is a summary of the votes cast:

-------------------------------------------------------------------------------
                                                     Withheld/
  Nominee/Proposal            For         Against     Abstain         Total
-------------------------------------------------------------------------------
  Proposal No. 1
  Ronald Angarella        21,417,306      423,718                   21,841,024
  James J. Weisbart       21,351,713      489,311                   21,841,024
  Michael D. Coughlin     21,424,790      416,234                   21,824,024
  Elizabeth D. Hager      21,412,774      428,250                   21,824,024

  Proposal No. 2          20,224,450      428,294     1,188,280     21,841,024
  Proposal No. 3          20,142,947      477,754     1,220,323     21,841,024
  Proposal No. 4          19,069,699    1,311,156     1,460,169     21,841,024
-------------------------------------------------------------------------------



___________________________________________________________________________ [79]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

Jefferson Pilot Variable Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Jefferson Pilot Variable Fund, Inc. (formerly Chubb America Fund, Inc.) (the "Fund", comprising, respectively, the World Growth Stock Portfolio, Money Market Portfolio, Gold Stock Portfolio, Domestic Growth Stock Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Balanced Portfolio and Emerging Growth Portfolio) (the "Portfolios"), including the related schedules of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Jefferson Pilot Variable Fund, Inc. at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.



                                              /s/Ernst & Young LLP


Boston, Massachusetts
February 13, 1998


[80] ___________________________________________________________________________

[back cover]

This material has been prepared for policyowners of Ensemble(R) II variable universal life insurance and Allegiance variable annuity. If used for prospecting purposes, it must be preceded or accompanied by a current prospectus. Always read these materials carefully before investing or sending money. Policy may involve limitations or exclusions. For costs and complete details of coverage, contact your agent.


Distributor:
Jefferson Pilot Variable Corporation
One Granite Place
Concord, New Hampshire 03301

Form 3-5915 Ed. 12/97

[front cover]

Allegiance(R)                                 Ensemble(R) II
Variable Annuity                              Variable Universal Life Insurance


                                                                 Annual Reports


Jefferson Pilot Variable Fund, Inc.
  Formerly Chubb America Fund, Inc.

Templeton Variable Products Series Fund

Fidelity Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund II

Oppenheimer Variable Account Funds

[graphic of woman looking at pie chart]

[graphic of section of Declaration of Independence]

[graphic of man working with stat sheets]

[graphic of various coins]


                                                              December 31, 1997